Oppenheimer Main Street® Opportunity Fund

6803 South Tucson Way, Englewood, Colorado 80112 1-800-525-7048

Statement of Additional Information dated November 28, 2001

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 28, 2001. It should be read together with the Prospectus, which may be obtained by writing to the Fund’s Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

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About the Fund

About Your Account

Financial Information About the Fund

>ABOUT THE FUND

     Additional Information About the Fund’s Investment Policies and Risks The investment objective,the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund’s investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund can use to try to achieve its objective.

     The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Fund’s Manager can use in selecting portfolio securities will vary over time. The Fund is not required to use any of the investment techniques and strategies described below at all times in seeking its goal. It can use some of the special investment techniques and strategies at some times or not at all.

     |X| Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore can invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund can focus its equity investments in securities of one or more capitalization ranges, based upon the Manager’s judgment of where the best market opportunities are to seek the Fund’s objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund is focusing on or has substantial investments in smaller capitalization companies at times of market volatility, the Fund’s share price may fluctuate more than that of funds focusing on larger capitalization issuers.

|_| Over-the-Counter Securities. Securities of small capitalization issuers may be traded on securities exchanges or in the over-the-counter market. The over-the-counter markets, both in the U.S. and abroad, may have less liquidity than securities exchanges. That can affect the price the Fund is able to obtain when it wants to sell a security.

     Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market volatility, the Fund’s share price may fluctuate more. As noted below, the Fund limits its investments in unseasoned small cap issuers.

     |_| Rights andWarrants. The Fund can invest up to 10% of its total assets in warrants or rights, although the Fund does not currently intend to invest more than 5% of its total assets in warrants or rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     |_| Convertible Securities. Convertible securities are preferred stocks or debt securities that are convertible into an issuer’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore are subject to less risk than common stock in case of the issuer’s bankruptcy or liquidation.

     The value of a convertible security is a function of its “investment value” and its “conversion value.” If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security’s price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

     While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) caused them to be regarded by the Manager more as “equity equivalents.” As a result, the rating assigned to the security has less impact on the Manager’s investment decision than in the case of non-convertible debt fixed-income securities.

     To determine whether convertible securities should be regarded as “equity equivalents,” the Manager examines the following factors: o whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, and to the extent to which the convertible security may be a defensive “equity substitute,” providing the ability to participate in any appreciation in the price of the issuer’s common stock.

     |_| Preferred Stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer’s common stock. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

     |X|Foreign Securities.The Fund can purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

     Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for the purpose of the Fund’s investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

|_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage); o transaction charges for currency exchange; o lack of public information about foreign issuers; o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers; o less volume on foreign exchanges than on U.S. exchanges; o greater volatility and less liquidity on foreign markets than in the U.S.; o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.; o greater difficulties in commencing lawsuits; o higher brokerage commission rates than in the U.S.; o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; o possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and o unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

|X| Portfolio Turnover. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its previous fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund can have a portfolio turnover rate of 100% or more.

Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code. Other Investment Techniques and Strategies. In seeking its objective, the Fund can from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

|X|Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.

|X|Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions or for temporary defensive purposes, as described below. In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund’s Manager from time to time.

The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements having maturities of seven days or less. Repurchase agreements, considered “loans” under the Investment Company Act, are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

|X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund’s Board of Trustees, the manager determines the liquidity of certain of the Fund’s investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale. The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

|X|Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. These loans are limited to not more than 25% of the value of the Fund’s total assets.

There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund can also pay reasonable finder’s, custodian bank and administrative fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

|X| Derivatives. The Fund can invest in a variety of derivative investments for liquidity needs or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree

.

Other derivative investments the Fund can invest in include “index-linked” notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Fund can use include debt exchangeable for common stock of an issuer or “equity-linked debt securities” of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the Manager expected.

|X|Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use them. However, the Fund is not required to do so in seeking its goal. The Fund may use hedging instruments to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could: o sell futures contracts, o buy puts on such futures or on securities, or o write covered calls on securities or futures.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o buy futures, or o buy calls on such futures or on securities.

If the Fund hedges with futures and/or options on futures, it will be incidental to the Fund’s activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

|_|Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as “stock index futures”), (2) securities indices (these are referred to as “financial futures”) and (3) foreign currencies (these are referred to as “forward contracts”).

A stock index is used as the basis for trading stock index futures. In some cases these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

|_| Put and Call Options.The Fund can buy and sell certain kinds of put options (“puts”) and call options (“calls”). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

|_| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund’s books to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund’s total assets can be subject to calls the Fund writes.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund’s custodian bank, or a securities depository acting for the custodian bank, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in the money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund can also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund’s books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund’s hedging policies.

|_| Writing Put Options. The Fund may sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund’s total assets would be required to be segregated to cover such put options.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur an unrealized loss immediately, which would then be realized when the underlying security is sold. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

|_| Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund’s total assets.

|_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund’s position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

A call the Fund writes on a foreign currency is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund’s custodian bank.

|_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund’s option activities could affect its portfolio turnover rate and brokerage concessions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage concession each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those concessions could be higher on a relative basis than the concessions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any additional appreciation in excess of the covered call price if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

|_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the “CFTC”). In particular, the Fund is exempted from registration with the CFTC as a “commodity pool operator” if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund’s assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund’s net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

|_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as “Section 1256 contracts” under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market,” and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.

|X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

|_| high-quality (rated in the top rating categories of nationally-recognized rating organizations or deemed by the Manager to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,

|_| commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the top rating category of a nationally recognized rating organization,

|_| debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody’s Investors Service, Inc. or at least BBB by Standard & Poor’s Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,

|_| preferred stocks, |_| certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and |_| repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

|X| What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, a “majority” vote is defined as the vote of the holders of the lesser of:

o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

o more than 50% of the outstanding shares.

The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

|X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer’s voting securities. This limitation applies to 75% of the Fund’s total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program (if applicable) with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans)1, and (d) through repurchase agreements.

o The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

o The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.

o The Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

o The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o The Fund cannot issue “senior securities,” but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified, management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in June, 2000.

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager.

|_| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:

o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

|_| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold regular annual meetings of shareholders.

The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

|X| Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The Declaration of Trust states that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund’s Trustees, officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be “interested persons” of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds2:

Oppenheimer Cash Reserves                               Oppenheimer Select Managers
Oppenheimer Champion Income Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund                         Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                             Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund                     Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund                     Panorama Series Fund, Inc.
Oppenheimer Integrity Funds                                 Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.                     Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                  Centennial Money Market Trust
Oppenheimer Municipal Fund                              Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund                                 Centennial Tax Exempt Trust

Zack,Messrs. Swain, Murphy, Wixted, Zack, Bishop, Farrar, Molleur, Ives, and Feld who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer withfunds. As of November 7, 2001, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Mr. Murphy is a trustee of that plan.

James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 68. 6803 South Tucson Way, Englewood, Colorado 80112

Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, a wholly-owned subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc., a transfer agent subsidiary of the Manager.

John V. Murphy*, President and Trustee; Age: 52. 6803 South Tucson Way, Englewood, Colorado 80112

Chairman and Chief Executive Officer and director (since July 2001) and President (since August 2000) of the Manager; President and a trustee of other Oppenheimer funds; trustee MML Series Investment Fund, an open-end investment company; President and a director (since July 2001) of Oppenheimer Acquisition Corp., the Manager’s parent holding company; President, Chief Executive Officer and a director (since July 2001) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since July 2001) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager;October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation a director of HarbourView Asset Management Corporation(since July 1991) and of Oppenheimer Real Asset Management, Inc. (since July and of Oppenheimer Real Asset Management, Inc. (since July 1996), 2001), investment adviser subsidiaries of the Manager;investment adviser subsidiaries of the Manager; President and a director (since a director (since April 2000) July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a formerly Chief Operating Officer (August 2000 - July 2001) of the Manager; Executive Vice President of MassMutual Financial Group (from 1995 to 1997); Executive Vice President and Chief Operating Officer of David L. Babson & Company (from 1995 to 1997), an investment advisor; Chief Operating Officer of Concert Capital Management, Inc. (from 1993 to 1996), and investment advisor.

William L. Armstrong, Trustee, Age: 64. 6803 South Tucson Way, Englewood, Colorado 80112

Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of International Family Entertainment (television channel) (1992 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); formerly U.S. Senator (January 1979-January 1991).

Robert G. Avis, Trustee, Age: 70. 6803 South Tucson Way, Englewood, Colorado 80112

Formerly, (until February 2001) Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds), formerly, (until March 2000) Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, (until March 1999) Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); (until March 1999) Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor); (until March 2000) a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company.

George C. Bowen, Trustee, Age: 65. 6803 South Tucson Way, Englewood, Colorado 80112

Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (from September 1987) and Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds, Distributor, Inc., a subsidiary of the Manager and the Fund’s Distributor; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Edward L. Cameron, Trustee, Age: 63. 6803 South Tucson Way, Englewood, Colorado 80112

Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLC (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry Services Group (from 1994-1998).

Jon S. Fossel, Trustee, Age: 59. 6803 South Tucson Way, Englewood, Colorado 80112

Formerly (until October 1996) Chairman and a director of the Manager; President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee, Age: 61. 6803 South Tucson Way, Englewood, Colorado 80112

Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

C. Howard Kast, Trustee, Age: 80. 6803 South Tucson Way, Englewood, Colorado 80112

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 80. 6803 South Tucson Way, Englewood, Colorado 80112 President of The Kirchner Company (management consultants). F. William Marshall, Jr., Trustee, Age: 59. 6803 South Tucson Way, Englewood, Colorado 80112

Frmerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director of SIS Bankcorp., Inc. and SIS Bank (formerly Springfield Institution for Savings) (1993-1999); Executive Vice President (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Office of Bank of Ireland First Holdings, Inc. and First New Hampshire Banks (1990-1993); Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies).

Charles Albers, Senior Vice President and Portfolio Manager, Age 60. 498 Seventh Avenue, New York, New York 10018

Senior Vice President of the Manager (since April 1998); a Certified Financial Analyst; formerly a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1972).

Nikolaos D. Monoyios, Vice President and Portfolio Manager, Age 52. 498 Seventh Avenue, New York, New York 10018

Vice President of the Manager (since April 1998); an officer and portfolio manager of other Oppenheimer funds; a Certified Financial Analyst; formerly a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (1979 – March 1998).

Robert G. Zack, Vice President and Secretary, Age: 53. 498 Seventh Avenue, New York, New York 10018

Acting General Counsel (since November 1, 2001), Senior Vice President (since May 1985) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Associate General Counsel of the Manager (May 1981-October 2001).

Brian W. Wixted, Treasurer and Principal Financial and Accounting Officer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995).

Denis R. Molleur, Assistant Secretary, Age: 44. 498 Seventh Avenue, New York, New York 10018

Vice President and Senior Counsel of the Manager (since July 1999); an officer of other Oppenheimer funds; formerly a Vice President and Associate Counsel of the Manager (September 1995 - July 1999).

Katherine P. Feld, Assistant Secretary, Age: 43. 498 Seventh Avenue, New York, New York 10018

Vice President and Senior Counsel of the Manager (since July 1999); Vice President of OppenheimerFunds Distributor, Inc. (since June 1990); an officer of other Oppenheimer funds; formerly a Vice President and Associate Counsel of the Manager (June 1990 - July 1999).

Kathleen T. Ives, Assistant Secretary, Age: 36. 6803 South Tucson Way, Englewood, CO 80112

Vice President and Assistant Counsel of the Manager (since June 1998); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager (August 1997 - June 1998) and an Assistant Counsel of the Manager (August 1994 - June 1998).

Robert J. Bishop, Assistant Treasurer, Age: 43. 6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 36. 6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager.

|X| Remuneration of Trustees. The officers of the Fund and two Trustees of the Fund (Messrs. Murphy and Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below during the Fund’s fiscal period ended July 31, 2001. The compensation from all of the Oppenheimer funds represents that compensation which was received as a director, trustee, or member of a committee of the boards of those funds during the calendar year 2000.

--------------------------------------- ------------------------------------- --------------------------------------
Trustee's Name                                       Estimated                         Total Compensation
and Position                                         Aggregate                        From all Denver-based
                                                    Compensation                           Oppenheimer
                                                     From Fund1                         Funds (39 Funds)2
--------------------------------------- ------------------------------------- --------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------
William L. Armstrong                                    $223                                 $49,270
Review Committee Member
--------------------------------------- ------------------------------------- --------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------
Robert G. Avis                                          $255                                 $72,000
Review Committee Member
--------------------------------------- ------------------------------------- --------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------
George Bowen                                            $223                                 $55,948
Review Committee Member
--------------------------------------- ------------------------------------- --------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------
Edward L. Cameron                                       $176                                 $26,709
Audit Committee Chairman
--------------------------------------- ------------------------------------- --------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------
Jon S. Fossel                                           $276                                 $77,880
Review Committee Chairman
--------------------------------------- ------------------------------------- --------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------
Sam Freedman                                            $289                                 $80,100
Review Committee Member
--------------------------------------- ------------------------------------- --------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------
C. Howard Kast                                          $306                                 $86,150
Audit Committee Member
--------------------------------------- ------------------------------------- --------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------
Robert M. Kirchner                                      $278                                 $76,950
--------------------------------------- ------------------------------------- --------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------
F. William Marshall, Jr.                                $126                                 $3,768
Audit Committee Member
--------------------------------------- ------------------------------------- --------------------------------------
*Effective  July 1, 2000,  William A. Baker and Ned M. Steel resigned as Trustees of the Fund and  subsequently became Trustees  Emeritus of the Fund. For the calendar year ended December 31, 2000,  Messrs.  Baker and Steel each  received  $201  aggregate  compensation  from  the  Fund  and  $63,999  total  compensation  from all the
Denver-based  Oppenheimer  funds.  Effective  April 5, 2001,  Raymond  Kalinowski  resigned as a Trustee of the
Fund. For the fiscal year ended July 31, 2001, Mr.  Kalinowski  received $183 aggregate  compensation  from the
Fund and for the calendar  year ended  December 31,  2000,  he received  $73,500  total  compensation  from all
Denver-based Oppenheimer funds.
1.       For the Fund's fiscal period ended July 31, 2001.
2.       For the 2000 calendar year.

|X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

Deferral of Trustee’s fees under the plan will not materially affect the Fund’s assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred fee account.

|X| Major Shareholders. As of November 7, 2001, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were:

Resources Trust Company, P.O. Box 5900, Denver, CO 80217-5900, which owned 6,921.588 Class N shares (55.96% of the Class N shares then outstanding), for the benefit of its customer; RPSS, 5160 Blue Spruce Drive, Ypsilanti, MI 48197-6807, which owned 2,709.893 Class N shares (21.91% of the Class N shares then outstanding), for the benefit of its customer; RPSS, 6216 State Highway 25, Cape Girardeau, MO 63701-9336, which owned 652.200 Class N shares (5.27% of the Class N shares then outstanding), for the benefit of its customer; RPSS, 109 Castlewood Drive, Cary, NC 27511, which owned 621.573 Class N shares (5.02% of the Class N shares then outstanding), for the benefit of its customer; and Persumma Financial Services, 275 Grove Street, Auburndale, MA 02466, which owned 134,743.498 Class Y shares (99.92% of the Class Y shares then outstanding), for the benefit of its institutional clients.

There were no persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund’s outstanding Class A, B, and C shares.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Code of Ethics. The Manager, the Distributor and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund’s registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

|X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund’s portfolio. Other members of the Manager’s Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund’s portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage concessions, fees to certain Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class.

------------------------------------- --------------------------------------------------------
            Fiscal Year                               Management Fees Paid to
            Ended 7/31:                               OppenheimerFunds, Inc.
------------------------------------- --------------------------------------------------------
------------------------------------- --------------------------------------------------------
                2001                                         $519,274
------------------------------------- --------------------------------------------------------

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the names “Oppenheimer” and “Main Street” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the names “Oppenheimer” and “Main Street” as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated” brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the concessions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The concessions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the concession is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund’s portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager’s portfolio traders allocate brokerage based upon recommendations from the Manager’s portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager’s executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage concessions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage concessions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Certain other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the concessions of those other accounts may be useful both to the Fund and one or more of the Manager’s or subsidiaries of the Manager’s other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in concession dollars.

The Board of Trustees permits the Manager to use stated concessions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated concession, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board about the concessions paid to brokers furnishing such services, together with the Manager’s representation that the amount of such concessions was reasonably related to the value or benefit of such services.

      ----------------------------------- ---------------------------------------------------------------------
                 Fiscal Year                                  Total Brokerage Concessions
                 Ended 7/31:                                       Paid by the Fund1
      ----------------------------------- ---------------------------------------------------------------------
      ----------------------------------- ---------------------------------------------------------------------
                     2001                                              $381,4432
      ----------------------------------- ---------------------------------------------------------------------
      1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
      2. During the fiscal period ended 7/31/01, the amount of transactions  directed to brokers for research services was $88,884,541 and the amount of the concessions  paid to  broker-dealers  for those services was $89,510.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund’s most recent fiscal year, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

------------------------- ---------------------- -----------------------

Fiscal Year Ended 7/31:   Aggregate Front-End    Class A
                          Sales                  Front-End Sales
                          Charges on Class A     Charges Retained by
                          Shares                 Distributor1
------------------------- ---------------------- -----------------------
------------------------- ---------------------- -----------------------
          2001                  $688,163               $195,4621
------------------------- ---------------------- -----------------------
1.       Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

------------------------ ---------------------- ---------------------- ---------------------- ---------------------

Fiscal Year Ended 7/31:  Concessions            Concessions            Concessions            Concessions
                         on Class A             on Class B             on Class C             On Class N
                         Shares                 Shares                 Shares                 Shares
                         Advanced by            Advanced by            Advanced by            Advanced by
                         Distributor1           Distributor1           Distributor1           Distributor1
------------------------ ---------------------- ---------------------- ---------------------- ---------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------
         2001                   $29,048              $1,009,382              $173,972                 $682
------------------------ ---------------------- ---------------------- ---------------------- ---------------------

1.       The  Distributor  advances  concession  payments to dealers  for  certain  sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2.   The inception date of Class N shares was March 1, 2001.

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Fiscal                   Class  A   Contingent  Class B Contingent     Class C Contingent     Class N Contingent
Year                     Deferred Sales         Deferred Sales         Deferred Sales         Deferred Sales
Ended                    Charges Retained       Charges Retained       Charges Retained       Charges Retained
7/31:                    by Distributor         by Distributor         by Distributor         By Distributor
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
         2001                    $319                  $18,474                $2,738                  None
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees3, cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by the holders of a “majority” (as defined in the Investment Company Act) of the shares of the applicable class. The shareholder votes for the 12b-1 plans were cast by the Manager as the sole initial holder of each class of shares of the Fund.

Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a “majority” (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund (or the Fund) is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

|_| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

For the fiscal year ended July 31, 2001 payments under the Class A Plan totaled $71,112, all of which was paid by the Distributor to recipients. That included $2,872 paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|_| Class B, Class C and Class N Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

The Class B, Class C and Class N plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. The Distributor retains the asset based sales charge on Class N shares. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

o employs personnel to support distribution of Class B, Class C and Class N shares, and

o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state “blue sky” registration fees and certain other distribution expenses.

o may not be able to adequately compensate dealers that sell Class B, Class C[and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

o receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

o may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

o may experience increased difficulty selling the Fund’s shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

o may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C, and Class N shares.

The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------------------------------------------
                    Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/01
--------------------------------------------------------------------------------------------------------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
                                                                         Distributor's            Distributor's
                                                                           Aggregate              Unreimbursed
                                Total                Amount               Unreimbursed            Expenses as %
                              Payments            Retained by               Expenses              of Net Assets
         Class               Under Plan           Distributor              Under Plan               of Class
------------------------ -------------------- --------------------- ------------------------- ----------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
Class B Plan                  $146,043              $125,604                $466,916                  0.91%
------------------------ -------------------- --------------------- ------------------------- ----------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
Class C Plan                  $138,559              $68,160                 $112,540                  0.26%
------------------------ -------------------- --------------------- ------------------------- ----------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
Class N Plan                     $6                    $4                     N/A                      N/A
------------------------ -------------------- --------------------- ------------------------- ----------------------

All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include “cumulative total return,” “average annual total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation of how total returns are calculated is set forth below. For periods of less than one year, the Fund may quote its performance on a non-annualized basis. You can obtain current performance information by calling the Fund’s Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

The Fund’s illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

o Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

o An investment in the Fund is not insured by the FDIC or any other government agency. o The Fund’s performance returns do not reflect the effect of taxes on dividends and capital gains distributions.

o The principal value of the Fund’s shares and total returns are not guaranteed and normally will fluctuate on a daily basis.

o When an investor’s shares are redeemed, they may be worth more or less than their original cost. o Total returns for any given past period represent historical performance information and are not,

and should not be considered, a prediction of future returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X| Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (“P”) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the one-year and life-of-class periods as applicable. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the 18 month period. There is no sales charge for Class Y shares.

|_| Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

                                                      1/n
                                                 (ERV)  -1=Average Annual Total Return
                                                  ----
                                                   P

|_| Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                                                 ERV - P =Total Return
                                                -----
                                                  P

|_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for Class A, Class B, Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------------------------------------------
                              The Fund's Total Returns for the Periods Ended 7/31/01
--------------------------------------------------------------------------------------------------------------------
------------- ------------------------- ----------------------------------------------------------------------------
Class         Cumulative Total                                 Average Annual Total Returns
of            Returns (10 years or
Shares        Life of Class)
------------- ------------------------- ----------------------------------------------------------------------------
------------- ------------------------- ------------------------- ------------------------- ------------------------
                                                 1-Year                    5-Year                   10-Year
                                                                     (or life-of-class)       (or life-of-class)
------------- ------------------------- ------------------------- ------------------------- ------------------------
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
              After        Without      After        Without      After        Without      After        Without
              Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
              Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Class A       -1.26%1      4.76%1       N/A          N/A          N/A          N/A          N/A          N/A
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Class B       -1.00%2      4.00%2       N/A          N/A          N/A          N/A          N/A          N/A
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Class C       3.00%3       4.00%3       N/A          N/A          N/A          N/A          N/A          N/A
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Class N       5.20%4       6.20%4       N/A          N/A          N/A          N/A          N/A          N/A
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Class Y       4.94%5       4.94%5       N/A          N/A          N/A          N/A          N/A          N/A
------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

1.       Inception: 9/25/00
2.       Inception: 9/25/00
3.       Inception: 9/25/00
4.       Inception: 3/1/01
5.       Inception: 9/25/00

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

|_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|_| Morningstar Ratings and Rankings. From time to time the Fund may publish the star rating and ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund’s (or class’s) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund’s sales charges and expenses. Risk measures a fund’s (or class’s) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other fund in the fund’s category. Five stars is the “highest” rating (top 10% of funds in a category), four stars is “above average” (next 22.5%), three stars is “average” (next 35%), two stars is “below average” (next 22.5%) and one star is “lowest” (bottom 10%). The current star ranking is the fund’s (or class’s) overall rating, which is the fund’s 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

|_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund’s returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time, the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund. ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and

o Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                    Oppenheimer Rochester National Municipals
Oppenheimer Emerging Growth Fund                              Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                   Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                   Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Value Fund
Oppenheimer International Bond Fund                           Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund                         Rochester Fund Municipals
Oppenheimer International Small Company Fund                  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited-Term Government Fund                      OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income Fund                  OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                        OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                                       OSM1 - Salomon Brothers Capital Fund
Oppenheimer Multiple Strategies Fund

And the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

1"OSM" is Oppenheimer Select Managers

There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

A Letter of Intent is an investor’s statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the “Letter of Intent period”). At the investor’s request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor’s intention to make the aggregate amount of purchases of shares which, when added to the investor’s holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor’s purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor’s holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in “Terms of Escrow,” below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor’s account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor’s receipt thereof.

The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

|_| Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,

(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other

Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled “How to Exchange Shares” and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debt will be made two business days prior to the investment dates you selected in your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from your financial advisor or the Distributor and request an application from the Distributor. Complete the application and return it. The amount of the Asset Builder investment may be changed or you can terminate these at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the Plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the Plan’s applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C, or Class N shares and the dividends payable on Class B, Class C, or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

|_| Class B Conversion. Under current interpretation of applicable federal tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. For the shareholder, if those laws, or the IRS interpretation of those laws, should change, the automatic conversion feature may be suspended. In that event, no further conversion of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

|X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o to all rollover IRAs, o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, o to all trustee-to-trustee IRA transfers, o to all 90-24 type 403(b) transfers, o to Group Retirement Plans (as defined in Appendix B to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose, o to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the

recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor, o to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more, o to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds,

o to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and

o on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

|_| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage concessions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Washington’s Birthday, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund’s calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

|X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows: o Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “asked” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or (3) at the mean between the “bid” and “asked” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

o The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing “bid” and “asked” prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between “bid” and “asked” prices obtained by the Manager from two active market makers. In certain cases that may be at the “bid” price if no “asked” price is available.

If the Fund writes an option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted (“marked-to-market”) to reflect the current market value of the option. In determining the Fund’s gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. In general, gains and losses on the redemption of shares will be long-term capital gains or losses if the shares have been held for more than one year. Gains or losses on the redemption of shares will be short-term gains or losses if the shares have been held for one year or less. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under “Determination of Net Asset Values Per Share.” That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to “Trustee, OppenheimerFunds Retirement Plans,” c/o the Transfer Agent at its address listed in “How To Sell Shares” in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution; (2) state the owner’s awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund’s other redemption requirements.

Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this Statement of Additional Information).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

|X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this Statement of Additional Information.

|X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

o Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.

o Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.

o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.

o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.

o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge

Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor’s dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

|_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to Class N shares, a 1.0% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan’s first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan’s first purchase of Class N shares of any Oppenheimer fund.

When Class B or Class C shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

|_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

|_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure themself that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Under certain tax rules, the Fund may be required to include an amount in income with respect to a security even though the Fund does not receive payments in cash attributable to such income in respect of the security during the year. For example, a Portfolio may be required to accrue a portion of any discount at which it purchases a debt security as income in each year. In addition, if the Fund invests in any equity security of a non-U.S. corporation classified as a “passive foreign investment company” for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Fund being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that the Fund invests in any securities producing such “phantom income”, the Fund will nonetheless be required to make income distributions of such phantom income in order to avoid taxation of such income at the Fund level. Such distributions will be required to be made from available cash of the Fund or by liquidation of Fund securities if necessary. If a distribution of cash necessitates the liquidation of Fund securities, the Fund may realize a gain or loss from such sales. Any net capital gains realized from such transactions may result in larger capital gain distributions (if any) to shareholders than they would have received in the absence of such transactions.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund’s Dividends and Distributions. The federal tax treatment of the Fund’s dividends and capital gains distributions is briefly highlighted in the Prospectus.

Special provisions of the Internal Revenue Code govern the eligibility of the Fund’s dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund’s dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund’s shares are held in a retirement account or the shareholder is otherwise exempt from tax). The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. The Bank of New York is the custodian bank of the Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund’s cash balances with the Custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche, LLP are the independent auditors of the Fund. They audit the Fund’s financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
OPPENHEIMER MAIN STREET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Opportunity Fund, including the statement of investments, as of July 31, 2001, and the related statement of operations, the statement of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Opportunity Fund as of July 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
August 21, 2001

STATEMENT OF INVESTMENTS July 31, 2001

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                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

 COMMON STOCKS--95.9%
----------------------------------------------------------------------
 BASIC MATERIALS--2.2%
----------------------------------------------------------------------
 CHEMICALS--1.0%
 Cabot Corp.                                      5,400  $  201,474
----------------------------------------------------------------------
 Cabot Microelectronics Corp.(1)                  6,000     421,500
----------------------------------------------------------------------
 Cambrex Corp.                                    6,900     328,785
----------------------------------------------------------------------
 Eastman Chemical Co.                             1,400      61,432
----------------------------------------------------------------------
 Engelhard Corp.                                  3,000      78,150
----------------------------------------------------------------------
 Goodrich Corp.                                   2,500      87,350
----------------------------------------------------------------------
 Lubrizol Corp. (The)                             6,000     209,280
----------------------------------------------------------------------
 Minerals Technologies, Inc.                      2,000      84,940
----------------------------------------------------------------------
 Octel Corp.(1)                                   6,000     106,800
----------------------------------------------------------------------
 OM Group, Inc.                                   4,000     234,000
----------------------------------------------------------------------
 SCP Pool Corp.(1)                                2,700     106,110
----------------------------------------------------------------------
 Universal Corp.                                  7,200     283,608
                                                          ---------
                                                          2,203,429

----------------------------------------------------------------------
 GOLD & PRECIOUS MINERALS--0.1%
 Stillwater Mining Co.(1)                         6,400     165,120
----------------------------------------------------------------------
 METALS--0.8%
 Aviall, Inc.(1)                                 19,100     199,022
----------------------------------------------------------------------
 Chicago Bridge & Iron Co. NV                     3,000      72,750
----------------------------------------------------------------------
 CIRCOR International, Inc.                       4,000      66,600
----------------------------------------------------------------------
 Freeport-McMoRan Copper & Gold, Inc., Cl. A(1)   7,600      74,176
----------------------------------------------------------------------
 Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)  11,400     122,664
----------------------------------------------------------------------
 NS Group, Inc.(1)                                5,900      56,050
----------------------------------------------------------------------
 Titanium Metal Corp.                            29,500     287,920
----------------------------------------------------------------------
 UCAR International, Inc.(1)                     24,000     266,400
----------------------------------------------------------------------
 Walter Industries, Inc.                         22,000     308,880
----------------------------------------------------------------------
 Worthington Industries, Inc.                    20,000     281,200
                                                          ------------
                                                          1,735,662

----------------------------------------------------------------------
 PAPER--0.3%
 Deltic Timber Corp.                              3,000      80,400
----------------------------------------------------------------------
 Louisiana-Pacific Corp.                         16,500     175,230
----------------------------------------------------------------------
 Pactiv Corp.(1)                                  6,300      97,839
----------------------------------------------------------------------
 Rayonier, Inc.                                   6,500     300,625
                                                          ------------
                                                            654,094

                   11 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued

----------------------------------------------------------------------

                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

 CAPITAL GOODS--5.9%
----------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.8%
 Alliant Techsystems, Inc.(1)                     3,000  $  297,600
----------------------------------------------------------------------
 American Axle & Manufacturing Holdings, Inc.(1)  7,500     157,650
----------------------------------------------------------------------
 DRS Technologies, Inc.(1)                       13,000     263,900
----------------------------------------------------------------------
 Intermagnetics General Corp.                    11,000     343,750
----------------------------------------------------------------------
 Lockheed Martin Corp.                            6,000     237,720
----------------------------------------------------------------------
 Moog, Inc., Cl. A(1)                             4,500     155,250
----------------------------------------------------------------------
 Precision Castparts Corp.                        6,500     237,250
----------------------------------------------------------------------
 Rockwell Collins, Inc.(1)                        1,900      39,330
                                                         -------------
                                                          1,732,450

----------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.3%
 BEI Technologies, Inc.                          11,000     304,810
----------------------------------------------------------------------
 EMCOR Group, Inc.(1)                             1,700      73,916
----------------------------------------------------------------------
 Encore Wire Corp.(1)                             4,000      46,600
----------------------------------------------------------------------
 Genlyte Group, Inc. (The)(1)                     6,000     189,660
                                                          ------------
                                                            614,986

----------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.5%
 Administaff, Inc.(1)                             3,200      80,576
----------------------------------------------------------------------
 Advanced Marketing Services, Inc.                7,400     128,390
----------------------------------------------------------------------
 Allied Waste Industries, Inc.(1)                 8,000     150,720
----------------------------------------------------------------------
 Coinstar, Inc.(1)                               10,000     244,500
----------------------------------------------------------------------
 CONSOL Energy, Inc.                              4,000      97,080
----------------------------------------------------------------------
 Digimarc Corp.(1)                                5,000      68,500
----------------------------------------------------------------------
 Global Imaging Systems, Inc.(1)                 10,400     146,224
----------------------------------------------------------------------
 Graco, Inc.                                      6,000     202,800
----------------------------------------------------------------------
 ICT Group, Inc.(1)                              15,000     209,250
----------------------------------------------------------------------
 Kforce, Inc.(1)                                 13,000      64,220
----------------------------------------------------------------------
 Lincoln Electric Holdings, Inc.                 13,200     315,744
----------------------------------------------------------------------
 McDermott International, Inc.(1)                20,000     220,800
----------------------------------------------------------------------
 Mobile Mini, Inc.(1)                             4,000     127,920
----------------------------------------------------------------------
 National Data Corp.                              5,000     171,750
----------------------------------------------------------------------
 National Processing, Inc.(1)                     8,000     253,600
----------------------------------------------------------------------
 Navigant Consulting, Inc.(1)                    14,000      91,980
----------------------------------------------------------------------
 Newpark Resources, Inc.(1)                      17,200     152,736
----------------------------------------------------------------------
 Osmonics, Inc.(1)                                7,400     106,412
----------------------------------------------------------------------
 Peabody Energy Corp.                             1,300      32,474
----------------------------------------------------------------------
 Philadelphia Suburban Corp.                      8,100     206,874
----------------------------------------------------------------------
 Planar Systems, Inc.(1)                         13,000     396,370
----------------------------------------------------------------------
 Right Management Consultants, Inc.(1)            7,300     175,127

                   12 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

----------------------------------------------------------------------
 INDUSTRIAL SERVICES Continued
 Stericycle, Inc.(1)                              4,000  $  196,960
----------------------------------------------------------------------
 Sylvan Learning Systems, Inc.(1)                13,000     351,260
----------------------------------------------------------------------
 Teekay Shipping Corp.                            4,000     137,600
----------------------------------------------------------------------
 Tetra Technologies, Inc.(1)                     14,000     342,160
----------------------------------------------------------------------
 TRC Cos., Inc.(1)                                3,500     145,950
----------------------------------------------------------------------
 URS Corp.(1)                                     5,000     122,350
----------------------------------------------------------------------
 Viad Corp.                                       6,000     146,880
----------------------------------------------------------------------
 Wackenhut Corrections Corp.(1)                  19,500     254,865
                                                         -------------
                                                          5,342,072

----------------------------------------------------------------------
 MANUFACTURING--2.3%
 AEP Industries, Inc.(1)                          4,500     127,260
----------------------------------------------------------------------
 Albany International Corp., Cl. A(1)             9,400     187,530
----------------------------------------------------------------------
 American Standard Cos., Inc.(1)                  2,000     136,100
----------------------------------------------------------------------
 American Woodmark Corp.                          6,700     318,585
----------------------------------------------------------------------
 Ameron International Corp.                       3,000     197,250
----------------------------------------------------------------------
 AptarGroup, Inc.                                 8,200     270,600
----------------------------------------------------------------------
 Astronics Corp.                                  7,400     110,597
----------------------------------------------------------------------
 Columbia Sportswear Co.(1)                       2,550      99,042
----------------------------------------------------------------------
 Donaldson Co., Inc.                              6,600     203,280
----------------------------------------------------------------------
 Flowserve Corp.(1)                               3,100      76,260
----------------------------------------------------------------------
 Harsco Corp.                                     7,100     216,976
----------------------------------------------------------------------
 Hillenbrand Industries, Inc.                     3,600     203,760
----------------------------------------------------------------------
 Interpool, Inc.                                  3,000      57,600
----------------------------------------------------------------------
 Ivex Packaging Corp.(1)                         18,000     333,000
----------------------------------------------------------------------
 Knight Transportation, Inc.(1)                  14,500     347,130
----------------------------------------------------------------------
 Matthews International Corp., Cl. A              6,500     282,945
----------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.             3,000     335,640
----------------------------------------------------------------------
 NACCO Industries, Inc., Cl. A                    3,000     207,150
----------------------------------------------------------------------
 Oakley, Inc.(1)                                  9,600     179,520
----------------------------------------------------------------------
 Pall Corp.                                       5,000     119,500
----------------------------------------------------------------------
 Paxar Corp.(1)                                   5,000      68,000
----------------------------------------------------------------------
 Silgan Holdings, Inc.(1)                         7,500     168,375
----------------------------------------------------------------------
 SPS Technologies, Inc.(1)                        2,000      93,800
----------------------------------------------------------------------
 Stewart & Stevenson Services, Inc.               8,000     237,760
----------------------------------------------------------------------
 Woodward Governor Co.                            3,500     256,865
                                                         -------------
                                                          4,834,525

                   13 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued

----------------------------------------------------------------------

                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

 COMMUNICATION SERVICES--2.5%
----------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--2.0%
 AT&T Corp.                                      40,000  $  808,400
----------------------------------------------------------------------
 Boston Communications Group, Inc.(1)             6,000      86,220
----------------------------------------------------------------------
 Copper Mountain Networks, Inc.(1)               60,000     196,800
----------------------------------------------------------------------
 General Cable Corp.                             15,000     240,600
----------------------------------------------------------------------
 General Communication, Inc., Cl. A(1)           31,700     379,449
----------------------------------------------------------------------
 Illuminet Holdings, Inc.(1)                      9,700     293,037
----------------------------------------------------------------------
 InterVoice-Brite, Inc.(1)                       15,000     193,650
----------------------------------------------------------------------
 Lightbridge, Inc.(1)                             8,500      91,800
----------------------------------------------------------------------
 Metro One Telecommunication, Inc.(1)             9,300     353,493
----------------------------------------------------------------------
 SymmetriCom, Inc.(1)                            19,000     213,750
----------------------------------------------------------------------
 Verizon Communications, Inc.                    25,000   1,353,750
                                                         -------------
                                                          4,210,949

----------------------------------------------------------------------
 TELEPHONE UTILITIES--0.5%
 BellSouth Corp.                                 18,000     732,600
----------------------------------------------------------------------

 Commonwealth Telephone Enterprises, Inc.(1)      8,700     372,360
                                                         -------------
                                                          1,104,960

----------------------------------------------------------------------
 TELECOMMUNICATIONS: WIRELESS--0.0%
 Amdocs Ltd.(1)                                   1,200      54,084
----------------------------------------------------------------------
 CONSUMER CYCLICALS--12.5%
----------------------------------------------------------------------
 AUTOS & HOUSING--3.4%
 Apogee Enterprises, Inc.                        14,000     206,780
----------------------------------------------------------------------
 Applica, Inc.(1)                                21,000     208,950
----------------------------------------------------------------------
 Beazer Homes USA, Inc.(1)                        3,500     255,360
----------------------------------------------------------------------
 Building Materials Holding Corp.(1)              7,500     114,000
----------------------------------------------------------------------
 Centex Corp.                                     4,200     197,568
----------------------------------------------------------------------
 Champion Enterprises, Inc.(1)                   17,000     185,300
----------------------------------------------------------------------
 Crossmann Communities, Inc.                      4,000     158,680
----------------------------------------------------------------------
 Dal-Tile International, Inc.(1)                 16,600     321,210
----------------------------------------------------------------------
 Direct Focus, Inc.(1)                            6,250     301,875
----------------------------------------------------------------------
 Florida Rock Industries, Inc.                    6,100     328,180
----------------------------------------------------------------------
 Fortune Brands, Inc.                             5,000     183,100
----------------------------------------------------------------------
 Group 1 Automotive, Inc.(1)                     11,000     349,910
----------------------------------------------------------------------
 Hovnanian Enterprises, Inc., Cl. A(1)            5,000      73,750
----------------------------------------------------------------------
 KB Home                                          9,700     316,123
----------------------------------------------------------------------
 Kennametal, Inc.                                 9,500     366,700
----------------------------------------------------------------------
 M.D.C. Holdings, Inc.                            7,400     310,356
----------------------------------------------------------------------
 NVR, Inc.(1)                                     1,700     299,625
----------------------------------------------------------------------
 Pep Boys--Manny, Moe & Jack                     18,000     246,600

                   14 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

 AUTOS & HOUSING Continued
 Polaris Industries, Inc.                         2,000  $   97,760
----------------------------------------------------------------------
 Pulte Homes, Inc.                                6,000     249,060
----------------------------------------------------------------------
 Rollins, Inc.                                    4,700      92,825
----------------------------------------------------------------------
 Ryland Group, Inc. (The)                         5,000     312,450
----------------------------------------------------------------------
 Schuler Homes, Inc.(1)                           6,900      99,912
----------------------------------------------------------------------
 Selective Insurance Group, Inc.                  5,200     137,800
----------------------------------------------------------------------
 St. Joe Co. (The)                                2,600      76,570
----------------------------------------------------------------------
 Stanley Works (The)                              1,000      43,590
----------------------------------------------------------------------
 Stratus Properties, Inc.(1)                      7,500      74,625
----------------------------------------------------------------------
 Toll Brothers, Inc.(1)                           7,300     288,350
----------------------------------------------------------------------
 Toro Co. (The)                                   4,500     212,175
----------------------------------------------------------------------
 Universal Forest Products, Inc.                 17,000     333,370
----------------------------------------------------------------------
 Visteon Corp.                                    7,000     147,910
----------------------------------------------------------------------
 Watsco, Inc.                                     7,700     109,340
----------------------------------------------------------------------
 Whirlpool Corp.                                  1,500     105,810
----------------------------------------------------------------------
 Winnebago Industries, Inc.                       5,000     139,750
----------------------------------------------------------------------
 York International Corp.                         8,500     281,520
                                                         -------------
                                                          7,226,884

----------------------------------------------------------------------
 CONSUMER SERVICES--1.4%
 Ambassadors International, Inc.                  6,100     143,350
----------------------------------------------------------------------
 AmeriPath, Inc.(1)                               6,300     189,189
----------------------------------------------------------------------
 Boron, LePore & Associates, Inc.(1)             15,000     233,550
----------------------------------------------------------------------
 Dun & Bradstreet Corp.(1)                       11,000     304,480
----------------------------------------------------------------------
 Expedia, Inc., Cl. A(1)                          4,000     193,360
----------------------------------------------------------------------
 Fluor Corp.                                      5,000     197,650
----------------------------------------------------------------------
 FTI Consulting, Inc.(1)                          8,500     181,815
----------------------------------------------------------------------
 H&R Block, Inc.                                  3,000     214,110
----------------------------------------------------------------------
 IMS Health, Inc.                                11,000     282,700
----------------------------------------------------------------------
 Midas, Inc.                                      4,000      56,000
----------------------------------------------------------------------
 Moody's Corp.                                    3,000      99,780
----------------------------------------------------------------------
 Rent-A-Center, Inc.(1)                           6,900     248,952
----------------------------------------------------------------------
 Rightchoice Managed Care, Inc.(1)                6,500     322,075
----------------------------------------------------------------------
 Watson Wyatt & Co. Holdings(1)                  12,000     318,000
                                                         -------------
                                                          2,985,011

----------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--1.9%
 ABM Industries, Inc.                             4,000     146,200
----------------------------------------------------------------------
 Action Performance Cos., Inc.(1)                10,600     242,740
----------------------------------------------------------------------
 Activision, Inc.(1)                              7,800     264,576
----------------------------------------------------------------------
 Alliance Gaming Corp.(1)                         5,700     174,420

                   15 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued

--------------------------------------------------------------------------------

                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

 LEISURE & ENTERTAINMENT Continued
 Ameristar Casinos, Inc.(1)                       5,600   $  98,840
----------------------------------------------------------------------
 Anchor Gaming(1)                                 4,000     207,920
----------------------------------------------------------------------
 Argosy Gaming Co.(1)                            12,100     319,440
----------------------------------------------------------------------
 Boyd Gaming Corp.(1)                            16,000      96,320
----------------------------------------------------------------------
 Choice Hotels International, Inc.(1)            12,700     268,605
----------------------------------------------------------------------
 Crestline Capital Corp.(1)                       2,100      60,732
----------------------------------------------------------------------
 Galileo International, Inc.                      7,000     232,680
----------------------------------------------------------------------
 GTech Holdings Corp.(1)                          7,900     253,195
----------------------------------------------------------------------
 Handleman Co.(1)                                16,000     240,000
----------------------------------------------------------------------
 International Game Technology(1)                 3,000     155,940
----------------------------------------------------------------------
 JAKKS Pacific, Inc.(1)                           5,000     100,150
----------------------------------------------------------------------
 MTR Gaming Group, Inc.(1)                       18,200     197,834
----------------------------------------------------------------------
 Pegasus Solutions, Inc.(1)                       6,000      53,400
----------------------------------------------------------------------
 Penn National Gaming, Inc.(1)                   14,000     273,560
----------------------------------------------------------------------
 ResortQuest International, Inc.(1)              14,000     134,120
----------------------------------------------------------------------
 Shuffle Master, Inc.(1)                         18,000     314,640
----------------------------------------------------------------------
 Vail Resorts, Inc.(1)                            3,600      71,820
----------------------------------------------------------------------
 WMS Industries, Inc.(1)                          8,000     184,000
                                                         -------------
                                                          4,091,132

----------------------------------------------------------------------
 MEDIA--0.8%
 Banta Corp.                                      9,700     269,757
----------------------------------------------------------------------
 Deluxe Corp.                                     4,200     132,468
----------------------------------------------------------------------
 Harland (John H.) Co.                           15,900     339,465
----------------------------------------------------------------------
 Journal Register Co.(1)                         16,700     292,250
----------------------------------------------------------------------
 Lee Enterprises, Inc.                            7,000     236,180
----------------------------------------------------------------------
 Martha Stewart Living Omnimedia, Inc., Cl. A(1) 10,200     203,184
----------------------------------------------------------------------
 R.H. Donnelley Corp.(1)                          9,200     285,200
                                                         -------------
                                                          1,758,504

----------------------------------------------------------------------
 RETAIL: GENERAL--0.3%
 Dress Barn, Inc. (The)(1)                        3,000      68,850
----------------------------------------------------------------------
 Federated Department Stores, Inc.(1)             2,400      92,640
----------------------------------------------------------------------
 May Department Stores Co.                        5,000     166,000
----------------------------------------------------------------------
 Sears Roebuck & Co.                              2,400     112,752
----------------------------------------------------------------------
 Tuesday Morning Corp.(1)                        10,200     125,970
----------------------------------------------------------------------
 Value City Department Stores, Inc.(1)           10,000      62,400
                                                           -----------
                                                            628,612

                   16 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

 RETAIL: SPECIALTY--3.6%
 Alloy Online, Inc.(1)                           17,000    $293,080
----------------------------------------------------------------------
 American Eagle Outfitters, Inc.(1)               4,500     165,375
----------------------------------------------------------------------
 AnnTaylor Stores Corp.(1)                        5,200     166,920
----------------------------------------------------------------------
 BJ's Wholesale Club, Inc.(1)                     1,000      56,000
----------------------------------------------------------------------
 Blockbuster, Inc., Cl. A                        10,000     172,500
----------------------------------------------------------------------
 Buckle, Inc. (The)(1)                            2,000      38,000
----------------------------------------------------------------------
 Burlington Coat Factory Warehouse Corp.         14,300     218,790
----------------------------------------------------------------------
 Cash America International, Inc.                21,900     201,480
----------------------------------------------------------------------
 Cato Corp., Cl. A                               12,000     197,160
----------------------------------------------------------------------
 Charlotte Russe Holding, Inc.(1)                 5,000     126,900
----------------------------------------------------------------------
 Chico's FAS, Inc.(1)                             8,100     301,887
----------------------------------------------------------------------
 Children's Place Retail Stores, Inc.(1)         10,900     273,045
----------------------------------------------------------------------
 Christopher & Banks Corp.(1)                     5,900     158,120
----------------------------------------------------------------------
 Circuit City Stores, Inc./CarMax Group(1)       20,000     315,200
----------------------------------------------------------------------
 Elizabeth Arden, Inc.(1)                         7,000     140,000
----------------------------------------------------------------------
 Fossil, Inc.(1)                                 11,400     228,000
----------------------------------------------------------------------
 Fred's, Inc.                                    13,750     348,562
----------------------------------------------------------------------
 Genesco, Inc.(1)                                11,900     387,345
----------------------------------------------------------------------
 Helen of Troy Ltd.(1)                            7,000      97,650
----------------------------------------------------------------------
 Hot Topic, Inc.(1)                               7,000     187,600
----------------------------------------------------------------------
 J. Jill Group, Inc.(1)                          12,000     181,440
----------------------------------------------------------------------
 Lands' End, Inc.(1)                              3,000     122,760
----------------------------------------------------------------------
 MCSi, Inc.(1)                                    7,000      87,500
----------------------------------------------------------------------
 Michaels Stores, Inc.(1)                         7,100     297,987
----------------------------------------------------------------------
 Movado Group, Inc.                               4,700      89,018
----------------------------------------------------------------------
 Movie Gallery, Inc.(1)                           5,000     143,650
----------------------------------------------------------------------
 Nike, Inc., Cl. B                                3,000     142,650
----------------------------------------------------------------------
 O'Reilly Automotive, Inc.(1)                    11,000     383,900
----------------------------------------------------------------------
 Pier 1 Imports, Inc.                            13,800     162,150
----------------------------------------------------------------------
 Reebok International Ltd.(1)                     5,900     188,859
----------------------------------------------------------------------
 Regis Corp. of Minnesota                        13,300     247,513
----------------------------------------------------------------------
 Ross Stores, Inc.                                4,300     101,136
----------------------------------------------------------------------
 School Specialty, Inc.(1)                        6,000     160,800
----------------------------------------------------------------------
 Skechers U.S.A., Inc., Cl. A(1)                  3,700      78,070
----------------------------------------------------------------------
 Smart & Final, Inc.(1)                           5,000      52,250
----------------------------------------------------------------------
 Stride Rite Corp.                               22,500     221,625
----------------------------------------------------------------------
 Talbots, Inc. (The)                              3,900     167,700
----------------------------------------------------------------------
 TJX Cos., Inc.                                   5,400     183,654
----------------------------------------------------------------------
 Tweeter Home Entertainment Group, Inc.(1)        4,800     136,944
----------------------------------------------------------------------
 UniFirst Corp.                                  13,000     220,350

                   17 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued

--------------------------------------------------------------------------------

                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

 RETAIL: SPECIALTY Continued
 Wet Seal, Inc., Cl. A(1)                         2,300  $   31,418
----------------------------------------------------------------------
 Wolverine World Wide, Inc.                      11,500     208,150
----------------------------------------------------------------------
 Yankee Candle, Inc. (The)(1)                     3,100      52,855
                                                         -------------
                                                          7,735,993

----------------------------------------------------------------------
 TEXTILE/APPAREL & HOME FURNISHINGS--1.1%
 Abercrombie & Fitch Co., Cl. A(1)                3,500     135,870
----------------------------------------------------------------------
 Coach, Inc.(1)                                   4,015     151,647
----------------------------------------------------------------------
 Deb Shops, Inc.                                 11,000     224,400
----------------------------------------------------------------------
 Hancock Fabrics, Inc.                           19,500     223,275
----------------------------------------------------------------------
 Liz Claiborne, Inc.                              4,000     212,600
----------------------------------------------------------------------
 Maxwell Shoe Co., Inc.(1)                       12,000     210,720
----------------------------------------------------------------------
 Phillips-Van Heusen Corp.                        9,000     123,300
----------------------------------------------------------------------
 Polo Ralph Lauren Corp.(1)                       5,000     122,500
----------------------------------------------------------------------
 Quaker Fabric Corp.(1)                          28,000     236,600
----------------------------------------------------------------------
 Quicksilver, Inc.(1)                             4,000      84,200
----------------------------------------------------------------------
 Tommy Hilfiger Corp.(1)                         13,900     198,214
----------------------------------------------------------------------
 Too, Inc.(1)                                    11,200     271,152
----------------------------------------------------------------------
 Vans, Inc.(1)                                   10,300     192,610
                                                         -------------
                                                          2,387,088

----------------------------------------------------------------------
 CONSUMER STAPLES--10.3%
----------------------------------------------------------------------
 BEVERAGES--1.4%
 Anheuser-Busch Cos., Inc.                       23,000     996,130
----------------------------------------------------------------------
 Brown-Forman Corp., Cl. B                        1,500     102,495
----------------------------------------------------------------------
 Coca-Cola Co. (The)                             37,000   1,650,200
----------------------------------------------------------------------
 Cott Corp.(1)                                   11,000     144,650
----------------------------------------------------------------------
 Pepsi Bottling Group, Inc. (The)                 4,800     209,184
                                                         -------------
                                                          3,102,659

----------------------------------------------------------------------
 BROADCASTING--0.2%
 Crown Media Holdings, Inc., Cl. A(1)            14,000     241,640
----------------------------------------------------------------------

 Saga Communications, Inc., Cl. A(1)             11,900     236,691
                                                         -------------
                                                            478,331

----------------------------------------------------------------------
 EDUCATION--0.5%
 Apollo Group, Inc., Cl. A(1)                     2,000      87,080
----------------------------------------------------------------------
 Corinthian Colleges, Inc.(1)                     5,800     269,178
----------------------------------------------------------------------
 ITT Educational Services, Inc.(1)                6,600     264,660
----------------------------------------------------------------------
 New Horizons Worldwide, Inc.(1)                  8,000     109,440
----------------------------------------------------------------------
 Strayer Education, Inc.                          5,400     274,212
                                                         -------------
                                                          1,004,570

                   18 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

 ENTERTAINMENT--2.5%
 AFC Enterprises, Inc.(1)                         9,000  $  197,190
----------------------------------------------------------------------
 AMC Entertainment, Inc.(1)                      20,000     260,200
----------------------------------------------------------------------
 Applebee's International, Inc.                  10,750     325,725
----------------------------------------------------------------------
 Aztar Corp.(1)                                  10,900     162,628
----------------------------------------------------------------------
 Bob Evans Farms, Inc.                           13,200     243,936
----------------------------------------------------------------------
 Brinker International, Inc.(1)                   6,000     151,320
----------------------------------------------------------------------
 Buca, Inc.(1)                                   10,000     169,500
----------------------------------------------------------------------
 CBRL Group, Inc.                                11,200     217,168
----------------------------------------------------------------------
 CEC Entertainment, Inc.(1)                       6,100     217,709
----------------------------------------------------------------------
 Cheesecake Factory, Inc. (The)(1)               10,950     332,880
----------------------------------------------------------------------
 Churchill Downs, Inc.                            5,000     145,250
----------------------------------------------------------------------
 Darden Restaurants, Inc.                         5,000     149,500
----------------------------------------------------------------------
 IHOP Corp.(1)                                    6,000     169,800
----------------------------------------------------------------------
 Jack in the Box, Inc.(1)                         3,000      85,050
----------------------------------------------------------------------
 Landry's Restaurants, Inc.                      18,900     357,210
----------------------------------------------------------------------
 LodgeNet Entertainment Corp.(1)                  5,000      95,000
----------------------------------------------------------------------
 Lone Star Steakhouse & Saloon, Inc.             12,100     131,890
----------------------------------------------------------------------
 P.F. Chang's China Bistro, Inc.(1)               8,600     351,912
----------------------------------------------------------------------
 Panera Bread Co., Cl. A(1)                       7,000     253,120
----------------------------------------------------------------------
 Papa John's International, Inc.(1)               6,700     162,140
----------------------------------------------------------------------
 Rare Hospitality International, Inc.(1)          6,400     130,944
----------------------------------------------------------------------
 Ruby Tuesday, Inc.                              16,400     305,040
----------------------------------------------------------------------
 Ryan's Family Steak Houses, Inc.(1)             12,600     210,042
----------------------------------------------------------------------
 Sonic Corp.(1)                                   6,000     178,860
----------------------------------------------------------------------
 THQ, Inc.(1)                                     3,000     148,950
----------------------------------------------------------------------
 Wendy's International, Inc.                      7,400     198,394
                                                         -------------
                                                          5,351,358

----------------------------------------------------------------------
 FOOD--2.3%
 American Italian Pasta Co.(1)                    8,000     378,000
----------------------------------------------------------------------
 Campbell Soup Co.                                6,000     164,160
----------------------------------------------------------------------
 ConAgra Foods, Inc.                              3,000      64,470
----------------------------------------------------------------------
 Dole Food Co., Inc.                             14,400     324,576
----------------------------------------------------------------------
 Fresh Del Monte Produce, Inc.(1)                26,000     310,700
----------------------------------------------------------------------
 Green Mountain Coffee, Inc.(1)                   7,000     268,870
----------------------------------------------------------------------
 Hershey Foods Corp.                              5,000     301,800
----------------------------------------------------------------------
 J & J Snack Foods Corp.(1)                       4,500     105,660
----------------------------------------------------------------------
 Kraft Foods, Inc., Cl. A(1)                     13,400     414,730
----------------------------------------------------------------------
 Lance, Inc.                                     18,000     236,700
----------------------------------------------------------------------
 McCormick & Co., Inc., Non-Vtg.                  5,000     213,450
----------------------------------------------------------------------
 Nash Finch Co.                                  14,000     440,020

                   19 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued

-------------------------------------------------------------------------------

                                                          MARKET VALUE
                                                 SHARES    SEE NOTE 1
======================================================================

 FOOD Continued
 Nature's Sunshine Products, Inc.                 7,000  $   85,120
----------------------------------------------------------------------
 O'Charley's, Inc.(1)                             9,000     167,040
----------------------------------------------------------------------
 Sanderson Farms, Inc.                            3,000      40,170
----------------------------------------------------------------------
 Sara Lee Corp.                                  14,654     295,571
----------------------------------------------------------------------
 Sysco Corp.                                      5,000     134,200
----------------------------------------------------------------------
 Triarc Cos.(1)                                   3,000      78,600
----------------------------------------------------------------------
 Unilever NV, NY Shares                           6,000     359,700
----------------------------------------------------------------------
 Wrigley William Jr. Co.                         12,000     599,040
                                                         -------------
                                                          4,982,577

----------------------------------------------------------------------
 FOOD & DRUG RETAILERS--0.9%
 CVS Corp.                                        6,000     216,060
----------------------------------------------------------------------
 Duane Reade, Inc.(1)                             4,600     169,280
----------------------------------------------------------------------
 Express Scripts, Inc.(1)                         4,000     233,400
----------------------------------------------------------------------
 Fleming Cos., Inc.                              10,600     375,452
----------------------------------------------------------------------
 Kroger Co. (The)(1)                              2,000      52,720
----------------------------------------------------------------------
 Pathmark Stores, Inc.(1)                         2,000      49,580
----------------------------------------------------------------------
 Safeway, Inc.(1)                                 4,000     176,640
----------------------------------------------------------------------
 United Natural Foods, Inc.(1)                    6,500     144,235
----------------------------------------------------------------------
 Walgreen Co.                                    10,000     337,000
----------------------------------------------------------------------
 Winn-Dixie Stores, Inc.                          6,500     149,110
                                                         -------------
                                                          1,903,477

----------------------------------------------------------------------
 HOUSEHOLD GOODS--1.2%
 Avon Products, Inc.                              2,000      92,780
----------------------------------------------------------------------
 Dial Corp. (The)                                24,000     389,040
----------------------------------------------------------------------
 Procter & Gamble Co.                            25,000   1,775,500
----------------------------------------------------------------------
 Ruddick Corp.                                   13,000     210,600
----------------------------------------------------------------------
 Schweitzer-Mauduit International, Inc.           4,000      97,920
                                                         -------------
                                                          2,565,840

----------------------------------------------------------------------
 TOBACCO--1.3%
 DIMON, Inc.                                     24,000     222,960
----------------------------------------------------------------------
 Philip Morris Cos., Inc.                        46,000   2,093,000
----------------------------------------------------------------------
 R.J. Reynolds Tobacco Holdings, Inc.             3,400     182,614
----------------------------------------------------------------------
 Standard Commercial Corp.                        4,000      68,200
----------------------------------------------------------------------
 UST, Inc.                                        6,300     194,985
                                                         -------------
                                                          2,761,759

                   20 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 ENERGY--6.7%
===================================================================================
 ENERGY SERVICES--1.4%
 Atwood Oceanics, Inc.(1)                                     2,400    $    78,960
-----------------------------------------------------------------------------------
 Baker Hughes, Inc.                                           7,000        249,060
-----------------------------------------------------------------------------------
 Cal Dive International, Inc.(1)                             11,200        209,440
-----------------------------------------------------------------------------------
 Carbo Ceramics, Inc.                                         6,000        178,800
-----------------------------------------------------------------------------------
 Ensign Resource Service Group, Inc.                         28,000        255,561
-----------------------------------------------------------------------------------
 FMC Technologies, Inc.(1)                                    6,200        112,034
-----------------------------------------------------------------------------------
 Global Industries Ltd.(1)                                    5,000         50,900
-----------------------------------------------------------------------------------
 Grant Prideco, Inc.(1)                                       3,700         50,209
-----------------------------------------------------------------------------------
 Grey Wolf, Inc.(1)                                          64,800        202,176
-----------------------------------------------------------------------------------
 Headwaters, Inc.(1)                                         19,400        205,640
-----------------------------------------------------------------------------------
 Helmerich & Payne, Inc.                                      2,000         62,320
-----------------------------------------------------------------------------------
 Lufkin Industries, Inc.                                      3,000         80,040
-----------------------------------------------------------------------------------
 Oceaneering International, Inc.(1)                          10,000        210,000
-----------------------------------------------------------------------------------
 Smith International, Inc.(1)                                 1,200         65,280
-----------------------------------------------------------------------------------
 Superior Energy Services, Inc.(1)                           36,000        306,000
-----------------------------------------------------------------------------------
 Tesco Corp.(1)                                              10,000         98,142
-----------------------------------------------------------------------------------
 Tidewater, Inc.                                              2,500         88,100
-----------------------------------------------------------------------------------
 Torch Offshore, Inc.(1)                                     15,700        125,286
-----------------------------------------------------------------------------------
 Trican Well Service Ltd.(1)                                 12,000        138,576
-----------------------------------------------------------------------------------
 Varco International, Inc.(1)                                 7,500        120,300
-----------------------------------------------------------------------------------
 Weatherford International, Inc.(1)                           2,500        105,375
                                                                       ------------
                                                                         2,992,199

===================================================================================
 OIL: DOMESTIC--3.8%
 Amerada Hess Corp.                                           1,600        123,648
-----------------------------------------------------------------------------------
 Anadarko Petroleum Corp.                                     3,000        170,400
-----------------------------------------------------------------------------------
 Ashland, Inc.                                                2,300         90,551
-----------------------------------------------------------------------------------
 Burlington Resources, Inc.                                   3,400        147,050
-----------------------------------------------------------------------------------
 Callon Petroleum Co.(1)                                     15,000        152,250
-----------------------------------------------------------------------------------
 Chieftain International, Inc.(1)                             5,000        144,800
-----------------------------------------------------------------------------------
 Denbury Resources, Inc.(1)                                   5,000         44,250
-----------------------------------------------------------------------------------
 EOG Resources, Inc.                                          2,900        102,515
-----------------------------------------------------------------------------------
 Exxon Mobil Corp.                                           70,000      2,923,200
-----------------------------------------------------------------------------------
 Frontier Oil Corp.                                          30,000        386,400
-----------------------------------------------------------------------------------
 Holly Corp.                                                 26,000        425,100
-----------------------------------------------------------------------------------
 Kerr-McGee Corp.                                             3,000        189,540
-----------------------------------------------------------------------------------
 Key Production Co., Inc.(1)                                  7,800        124,020
-----------------------------------------------------------------------------------
 Mitchell Energy & Development Corp., Cl. A                   1,300         60,580
-----------------------------------------------------------------------------------
 Murphy Oil Corp.                                             4,000        306,200
-----------------------------------------------------------------------------------
 Occidental Petroleum Corp.                                   1,200         33,168

                  21 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 OIL: DOMESTIC Continued
 Ocean Energy, Inc.                                          10,000    $   196,400
-----------------------------------------------------------------------------------
 Patina Oil & Gas Corp.                                       5,100        135,762
-----------------------------------------------------------------------------------
 Penn Virginia Corp.                                          4,100        151,618
-----------------------------------------------------------------------------------
 Phillips Petroleum Co.                                       1,500         85,635
-----------------------------------------------------------------------------------
 Quicksilver Resources, Inc.(1)                              18,000        285,840
-----------------------------------------------------------------------------------
 Spinnaker Exploration Co.(1)                                 7,000        282,100
-----------------------------------------------------------------------------------
 Sunoco, Inc.                                                 3,700        127,946
-----------------------------------------------------------------------------------
 Swift Energy Co.(1)                                          9,000        281,070
-----------------------------------------------------------------------------------
 Syntroleum Corp.(1)                                         15,000         81,000
-----------------------------------------------------------------------------------
 Texaco, Inc.                                                 4,000        277,000
-----------------------------------------------------------------------------------
 Tosco Corp.                                                  5,000        223,500
-----------------------------------------------------------------------------------
 Ultramar Diamond Shamrock Corp.                              2,900        137,025
-----------------------------------------------------------------------------------
 Unit Corp.(1)                                               13,100        172,658
-----------------------------------------------------------------------------------
 Unocal Corp.                                                 4,000        143,120
-----------------------------------------------------------------------------------
 USX-Marathon Group, Inc.                                     5,300        157,251
                                                                       ------------
                                                                         8,161,597

===================================================================================
 OIL: INTERNATIONAL--1.5%
 Anderson Exploration Ltd.(1)                                15,000        272,344
-----------------------------------------------------------------------------------
 Baytex Energy Ltd.(1)                                       15,000         95,688
-----------------------------------------------------------------------------------
 Canadian 88 Energy Corp.(1)                                163,300        255,357
-----------------------------------------------------------------------------------
 Canadian Hunter Exploration Ltd.(1)                         15,000        333,682
-----------------------------------------------------------------------------------
 Canadian Natural Resources Ltd.                              5,000        148,031
-----------------------------------------------------------------------------------
 Compton Petroleum Corp.(1)                                  90,000        242,018
-----------------------------------------------------------------------------------
 PanCanadian Petroleum Ltd.                                  12,000        336,823
-----------------------------------------------------------------------------------
 Paramount Resources Ltd.(1)                                 20,000        190,395
-----------------------------------------------------------------------------------
 Penn West Petroleum Ltd.(1)                                 10,000        219,838
-----------------------------------------------------------------------------------
 Purcell Energy Ltd.(1)                                      93,100        203,451
-----------------------------------------------------------------------------------
 Rio Alto Exploration Ltd.(1)                                18,000        260,508
-----------------------------------------------------------------------------------
 Talisman Energy, Inc.                                        4,000        157,891
-----------------------------------------------------------------------------------
 Velvet Exploration Ltd.(1)                                  52,000        276,603
-----------------------------------------------------------------------------------
 Ventus Energy Ltd.(1)                                       30,000        145,250
-----------------------------------------------------------------------------------
 Vermilion Resources Ltd.(1)                                 17,000        103,998
                                                                       ------------
                                                                         3,241,877

===================================================================================
 FINANCIAL--18.8%
===================================================================================
 BANKS--8.2%
 1st Source Corp.                                             5,775        140,506
-----------------------------------------------------------------------------------
 American Financial Holdings, Inc.                           12,000        284,640
-----------------------------------------------------------------------------------
 American Home Mortgage Holdings, Inc.                       20,700        372,600
-----------------------------------------------------------------------------------
 Andover Bancorp, Inc.                                        3,000        153,780

                  22 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 BANKS Continued
 Area Bancshares Corp.                                        3,000    $    46,830
-----------------------------------------------------------------------------------
 Arrow Financial Corp.                                        5,100        142,137
-----------------------------------------------------------------------------------
 Associated Banc-Corp.                                        7,000        249,830
-----------------------------------------------------------------------------------
 Astoria Financial Corp.                                      3,000        179,970
-----------------------------------------------------------------------------------
 BancFirst Corp.                                              1,000         42,500
-----------------------------------------------------------------------------------
 BancorpSouth, Inc.                                          10,000        161,000
-----------------------------------------------------------------------------------
 BancWest Corp.                                               3,000        104,370
-----------------------------------------------------------------------------------
 Bank of America Corp.                                       30,000      1,908,600
-----------------------------------------------------------------------------------
 Banknorth Group, Inc.                                        7,000        160,720
-----------------------------------------------------------------------------------
 Banner Corp.                                                 9,600        211,200
-----------------------------------------------------------------------------------
 BOK Financial Corp.                                          3,090         94,430
-----------------------------------------------------------------------------------
 Boston Private Financial Holdings, Inc.                     14,000        332,080
-----------------------------------------------------------------------------------
 Capitol Federal Financial                                   17,500        323,750
-----------------------------------------------------------------------------------
 Charter One Financial, Inc.                                  7,000        224,770
-----------------------------------------------------------------------------------
 City National Corp.                                          3,500        164,500
-----------------------------------------------------------------------------------
 Coastal Bancorp, Inc.                                       10,000        361,200
-----------------------------------------------------------------------------------
 Comerica, Inc.                                               3,000        184,770
-----------------------------------------------------------------------------------
 Commerce Bancorp, Inc.                                       2,000        152,400
-----------------------------------------------------------------------------------
 Commerce Bancshares, Inc.                                    3,000        116,220
-----------------------------------------------------------------------------------
 Commercial Federal Corp.                                     3,000         74,700
-----------------------------------------------------------------------------------
 Community First Bankshares, Inc.                            12,000        295,200
-----------------------------------------------------------------------------------
 Connecticut Bancshares, Inc.                                 3,000         75,870
-----------------------------------------------------------------------------------
 Cullen/Frost Bankers, Inc.                                   6,000        210,660
-----------------------------------------------------------------------------------
 CVB Financial Corp.                                          4,300         81,571
-----------------------------------------------------------------------------------
 Dime Community Bancshares                                   10,000        380,000
-----------------------------------------------------------------------------------
 F.N.B. Corp.                                                 6,300        166,194
-----------------------------------------------------------------------------------
 First BanCorp                                                7,700        223,685
-----------------------------------------------------------------------------------
 First Citizens BancShares, Inc., Cl. A                       1,900        190,969
-----------------------------------------------------------------------------------
 First Commonwealth Financial Corp.                          12,500        165,000
-----------------------------------------------------------------------------------
 First Federal Capital Corp.                                  5,600         89,432
-----------------------------------------------------------------------------------
 First Financial Bankshares, Inc.                             1,025         31,293
-----------------------------------------------------------------------------------
 First Indiana Corp.                                          3,000         78,690
-----------------------------------------------------------------------------------
 First Midwest Bancorp, Inc.                                  1,000         32,940
-----------------------------------------------------------------------------------
 First Republic Bank(1)                                       8,000        209,200
-----------------------------------------------------------------------------------
 First Sentinel Bancorp, Inc.                                13,700        170,702
-----------------------------------------------------------------------------------
 First Tennessee National Corp.                               6,000        206,400
-----------------------------------------------------------------------------------
 Frontier Financial Corp.                                     8,600        242,176
-----------------------------------------------------------------------------------
 Glacier Bancorp, Inc.                                       10,000        179,000
-----------------------------------------------------------------------------------
 Great Southern Bancorp, Inc.                                 6,500        188,890
-----------------------------------------------------------------------------------
 Hancock Holding Co.                                          1,000         41,920

                  23 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 BANKS Continued
 Harbor Florida Bancshares, Inc.                             11,700    $   222,885
-----------------------------------------------------------------------------------
 Hibernia Corp., Cl. A                                       16,200        303,102
-----------------------------------------------------------------------------------
 Independence Community Bank Corp.                           18,000        387,000
-----------------------------------------------------------------------------------
 Independent Bank Corp.-Massachusetts                        17,900        349,945
-----------------------------------------------------------------------------------
 Independent Bank Corp.-Michigan                             10,000        260,000
-----------------------------------------------------------------------------------
 Integra Bank Corp.                                           3,000         73,800
-----------------------------------------------------------------------------------
 International Bancshares Corp.                               1,250         48,687
-----------------------------------------------------------------------------------
 Investors Financial Services Corp.                           2,000        148,360
-----------------------------------------------------------------------------------
 Irwin Financial Corp.                                        5,000        122,750
-----------------------------------------------------------------------------------
 M&T Bank Corp.                                           2,000        161,000
----------------------------------------------------------------------------------
 MAF Bancorp, Inc.                                            8,400        259,056
-----------------------------------------------------------------------------------
 Main Street Banks, Inc.                                      4,000         70,000
-----------------------------------------------------------------------------------
 Mississippi Valley Bancshares, Inc.                          7,000        271,670
-----------------------------------------------------------------------------------
 National City Corp.                                          5,000        160,600
-----------------------------------------------------------------------------------
 NBT Bancorp, Inc.                                           10,000        162,000
-----------------------------------------------------------------------------------
 North Fork Bancorp, Inc.                                     7,100        230,324
-----------------------------------------------------------------------------------
 Pacific Northwest Bancorp                                    6,000        129,060
-----------------------------------------------------------------------------------
 PNC Financial Services Group                                 2,500        165,875
-----------------------------------------------------------------------------------
 Popular, Inc.                                                5,000        174,850
-----------------------------------------------------------------------------------
 Prosperity Bancshares, Inc.                                 10,000        269,300
-----------------------------------------------------------------------------------
 Provident Bankshares Corp.                                   6,300        148,365
-----------------------------------------------------------------------------------
 R & G Financial Corp., Cl. B                             7,200        128,232
-------------------------------------------------------------------------------
 Republic Bancorp, Inc.                                      22,100        344,981
-----------------------------------------------------------------------------------
 Roslyn Bancorp, Inc.                                         8,400        252,000
-----------------------------------------------------------------------------------
 S&T Bancorp, Inc.                                        7,000        175,490
-----------------------------------------------------------------------------------
 S.Y. Bancorp, Inc.                                           5,000        161,250
-----------------------------------------------------------------------------------
 Sandy Spring Bancorp, Inc.                                   2,700         92,394
-----------------------------------------------------------------------------------
 Seacoast Banking Corp. of Florida, Cl. A                     5,000        197,950
-----------------------------------------------------------------------------------
 Seacoast Financial Services Corp.                           11,000        187,000
-----------------------------------------------------------------------------------
 Second Bancorp, Inc.                                         7,000        144,900
-----------------------------------------------------------------------------------
 South Financial Group, Inc. (The)                           13,400        237,180
-----------------------------------------------------------------------------------
 SouthTrust Corp.                                             6,000        154,020
-----------------------------------------------------------------------------------
 St. Francis Capital Corp.                                    1,900         42,370
-----------------------------------------------------------------------------------
 Staten Island Bancorp, Inc.                                 10,400        318,240
-----------------------------------------------------------------------------------
 Sterling Bancorp                                             3,200         91,072
-----------------------------------------------------------------------------------
 Sterling Bancshares, Inc.                                    7,000        140,420
-----------------------------------------------------------------------------------
 TCF Financial Corp.                                          4,600        224,480
-----------------------------------------------------------------------------------
 U.S. Bancorp                                                 5,269        125,086
-----------------------------------------------------------------------------------
 UCBH Holdings, Inc.                                          3,000         92,910
-----------------------------------------------------------------------------------
 United Bankshares, Inc.                                     11,200        309,120

                  24 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 BANKS Continued
 United National Bancorp                                      1,000    $    24,270
-----------------------------------------------------------------------------------
 Valley National Bancorp                                      7,250        205,537
-----------------------------------------------------------------------------------
 WesBanco, Inc.                                               5,200        125,996
-----------------------------------------------------------------------------------
 Zions Bancorp                                                3,000        175,350
                                                                       ------------
                                                                        17,516,172

===================================================================================
 DIVERSIFIED FINANCIAL--4.8%
 Actrade Financial Technologies Ltd.(1)                       8,000        198,800
-----------------------------------------------------------------------------------
 Affiliated Managers Group, Inc.(1)                           4,270        289,250
-----------------------------------------------------------------------------------
 AMBAC Financial Group, Inc.                                  2,000        115,080
-----------------------------------------------------------------------------------
 American Capital Strategies Ltd.                            13,800        376,740
-----------------------------------------------------------------------------------
 AmeriCredit Corp.(1)                                         5,000        307,450
-----------------------------------------------------------------------------------
 Bear Stearns Cos., Inc.                                      2,000        116,300
-----------------------------------------------------------------------------------
 BlackRock, Inc.(1)                                           4,000        159,400
-----------------------------------------------------------------------------------
 Capital One Financial Corp.                                  2,000        128,540
-----------------------------------------------------------------------------------
 Centennial Bancorp                                          13,650        122,850
-----------------------------------------------------------------------------------
 Certegy, Inc.(1)                                             3,000         99,060
-----------------------------------------------------------------------------------
 Charter Municipal Mortgage Acceptance Co.                   11,300        175,150
-----------------------------------------------------------------------------------
 Clark/Bardes, Inc.(1)                                        5,000        151,500
-----------------------------------------------------------------------------------
 Countrywide Credit Industries, Inc.                          3,500        151,585
-----------------------------------------------------------------------------------
 Doral Financial Corp.                                        9,000        333,540
-----------------------------------------------------------------------------------
 eFunds Corp.(1)                                             14,864        283,159
-----------------------------------------------------------------------------------
 Equifax, Inc.                                               10,000        236,600
-----------------------------------------------------------------------------------
 Fannie Mae                                                  23,000      1,914,750
-----------------------------------------------------------------------------------
 Federal Agricultural Mortgage Corp., Non-Vtg.(1)             9,500        332,215
-----------------------------------------------------------------------------------
 Federated Investors, Inc., Cl. B                             6,400        193,472
-----------------------------------------------------------------------------------
 Financial Federal Corp.(1)                                   5,000        132,450
-----------------------------------------------------------------------------------
 First American Corp. (The)                                   8,000        142,000
-----------------------------------------------------------------------------------
 Freddie Mac                                                 16,000      1,095,040
-----------------------------------------------------------------------------------
 Heller Financial, Inc.                                       7,000        370,510
-----------------------------------------------------------------------------------
 Household International, Inc.                                7,000        464,030
-----------------------------------------------------------------------------------
 IBERIABANK Corp.                                             5,700        171,000
-----------------------------------------------------------------------------------
 Instinet Group, Inc.(1)                                      4,000         55,600
-----------------------------------------------------------------------------------
 John Hancock Financial Services, Inc.                        4,000        160,080
-----------------------------------------------------------------------------------
 Jones Lang LaSalle, Inc.(1)                                  7,600        109,060
-----------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.                               1,500        108,000
-----------------------------------------------------------------------------------
 Liberty Financial Cos., Inc.                                 2,600         84,968
-----------------------------------------------------------------------------------
 MGIC Investment Corp.                                        2,000        150,080
-----------------------------------------------------------------------------------
 Nationwide Financial Services, Inc., Cl. A                   5,000        219,950
-----------------------------------------------------------------------------------
 Neuberger Berman, Inc.                                       3,000        206,220
-----------------------------------------------------------------------------------
 PMI Group, Inc. (The)                                        3,000        207,000

            25 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 DIVERSIFIED FINANCIAL Continued
 Providian Financial Corp.                                    1,400    $    69,118
-----------------------------------------------------------------------------------
 Resource America, Inc., Cl. A                                6,800         79,560
-----------------------------------------------------------------------------------
 Resource Bancshares Mortgage Group, Inc.                    20,000        160,000
-----------------------------------------------------------------------------------
 SEI Investments Co.                                          5,000        239,600
-----------------------------------------------------------------------------------
 Stilwell Financial, Inc.                                     2,000         59,320
-----------------------------------------------------------------------------------
 Student Loan Corp.                                           2,800        212,828
-----------------------------------------------------------------------------------
 WFS Financial, Inc.(1)                                       6,111        159,619
                                                                       ------------
                                                                        10,341,474

===================================================================================
 INSURANCE--3.8%
 AFLAC, Inc.                                                  4,000        118,320
-----------------------------------------------------------------------------------
 Alfa Corp.                                                   5,400        130,194
-----------------------------------------------------------------------------------
 Allstate Corp.                                              24,000        839,040
-----------------------------------------------------------------------------------
 American General Corp.                                       4,000        185,000
-----------------------------------------------------------------------------------
 AmerUs Group Co.                                             7,800        251,550
-----------------------------------------------------------------------------------
 Annuity & Life RE Holdings Ltd.                          3,000        105,270
----------------------------------------------------------------------------------
 Berkley (W.R.) Corp.                                         1,900         79,610
-----------------------------------------------------------------------------------
 Cigna Corp.                                                  8,000        802,480
-----------------------------------------------------------------------------------
 Everest Re Group Ltd.                                        2,700        189,270
-----------------------------------------------------------------------------------
 Fidelity National Financial, Inc.                            7,500        192,300
-----------------------------------------------------------------------------------
 First Health Group Corp.(1)                                  6,000        159,540
-----------------------------------------------------------------------------------
 Gallagher (Arthur J.) & Co.                              6,100        167,750
-----------------------------------------------------------------------------------
 Harleysville Group, Inc.                                     4,100        114,800
-----------------------------------------------------------------------------------
 HCC Insurance Holdings, Inc.                                 2,600         59,670
-----------------------------------------------------------------------------------
 HealthExtras, Inc.(1)                                        6,000         50,580
-----------------------------------------------------------------------------------
 Hilb, Rogal & Hamilton Co.                               7,300        333,975
-----------------------------------------------------------------------------------
 Horace Mann Educators Corp.                                  9,000        185,760
-----------------------------------------------------------------------------------
 LandAmerica Financial Group, Inc.                            5,500        176,000
-----------------------------------------------------------------------------------
 Leucadia National Corp.                                      2,500         81,650
-----------------------------------------------------------------------------------
 Lincoln National Corp.                                       4,700        239,841
-----------------------------------------------------------------------------------
 Loews Corp.                                                  4,000        227,040
-----------------------------------------------------------------------------------
 MBIA, Inc.                                                   5,000        280,800
-----------------------------------------------------------------------------------
 MetLife, Inc.                                               25,000        741,250
-----------------------------------------------------------------------------------
 Ohio Casualty Corp.                                          7,500        103,500
-----------------------------------------------------------------------------------
 Old Republic International Corp.                             6,200        164,300
-----------------------------------------------------------------------------------
 Philadelphia Consolidated Holding Co.(1)                     5,000        180,600
-----------------------------------------------------------------------------------
 Phoenix Cos., Inc. (The)(1)                                  3,900         66,534
-----------------------------------------------------------------------------------
 Progressive Corp.                                            2,000        269,620
-----------------------------------------------------------------------------------
 Protective Life Corp.                                        5,000        166,000
-----------------------------------------------------------------------------------
 Radian Group, Inc.                                           2,068         82,761
-----------------------------------------------------------------------------------
 RenaissanceRe Holdings Ltd.                                  2,500        181,000

                  26 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 INSURANCE Continued
 St. Paul Cos., Inc.                                          5,000    $   219,250
-----------------------------------------------------------------------------------
 StanCorp Financial Group, Inc.                               6,500        286,650
-----------------------------------------------------------------------------------
 Torchmark Corp.                                              4,000        166,040
-----------------------------------------------------------------------------------
 Triad Guaranty, Inc.(1)                                      2,500         94,750
-----------------------------------------------------------------------------------
 UnumProvident Corp.                                         10,000        285,300
-----------------------------------------------------------------------------------
 Vesta Insurance Group, Inc.                                  6,000         68,100
                                                                       ------------
                                                                         8,046,095

===================================================================================
 REAL ESTATE INVESTMENT TRUSTS--0.1%
 Indymac Mortgage Holdings, Inc.(1)                          10,700        278,093
-----------------------------------------------------------------------------------
 SAVINGS & LOANS--1.9%
 BankAtlantic Bancorp, Inc.                                  25,000        256,250
-----------------------------------------------------------------------------------
 BankUnited Financial Corp., Cl. A(1)                         9,200        145,728
-----------------------------------------------------------------------------------
 Commonwealth Bancorp, Inc.                                   6,000        128,700
-----------------------------------------------------------------------------------
 Dime Bancorp, Inc.                                           4,000        163,000
-----------------------------------------------------------------------------------
 Fidelity Bankshares, Inc.                                   21,249        296,636
-----------------------------------------------------------------------------------
 First Essex Bancorp, Inc.                                    4,900        136,808
-----------------------------------------------------------------------------------
 First Financial Holdings, Inc.                               9,000        215,100
-----------------------------------------------------------------------------------
 First Niagara Financial Group, Inc.                          3,000         48,750
-----------------------------------------------------------------------------------
 FirstFed Financial Corp.(1)                                  3,000         92,550
-----------------------------------------------------------------------------------
 Flagstar Bancorp, Inc.                                      16,500        371,250
-----------------------------------------------------------------------------------
 Flushing Financial Corp.                                     5,900        146,379
-----------------------------------------------------------------------------------
 Golden State Bancorp, Inc.                                   6,400        212,672
-----------------------------------------------------------------------------------
 Golden West Financial Corp.                                  3,600        232,740
-----------------------------------------------------------------------------------
 Greenpoint Financial Corp.                                   5,200        214,552
-----------------------------------------------------------------------------------
 Hudson River Bancorp, Inc.                                  11,000        210,100
-----------------------------------------------------------------------------------
 Local Financial Corp.(1)                                    12,000        185,040
-----------------------------------------------------------------------------------
 OceanFirst Financial Corp.                                   4,000        101,160
-----------------------------------------------------------------------------------
 Sovereign Bancorp, Inc.                                     11,000        128,920
-----------------------------------------------------------------------------------
 Washington Federal, Inc.                                    11,000        292,710
-----------------------------------------------------------------------------------
 Washington Mutual, Inc.                                     10,500        425,460
-----------------------------------------------------------------------------------
 Webster Financial Corp.                                      4,000        142,960
                                                                       ------------
                                                                         4,147,465

===================================================================================
 HEALTHCARE--17.2%
===================================================================================
 HEALTHCARE/DRUGS--9.3%
 American Medical Systems Holdings, Inc.(1)                   5,000         94,850
-----------------------------------------------------------------------------------
 Amgen, Inc.(1)                                               3,300        206,943
-----------------------------------------------------------------------------------
 Biogen, Inc.(1)                                              5,000        283,450
-----------------------------------------------------------------------------------
 BioTechnology General Corp.(1)                              15,800        155,472
-----------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                    36,000      2,129,040

                  27 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 HEALTHCARE/DRUGS Continued
 Charles River Laboratories International, Inc.(1)            4,000    $   121,200
-----------------------------------------------------------------------------------
 Chiron Corp.(1)                                              6,000        257,400
-----------------------------------------------------------------------------------
 CIMA Labs, Inc.(1)                                           4,000        257,840
-----------------------------------------------------------------------------------
 Coventry Health Care, Inc.(1)                               15,300        352,053
-----------------------------------------------------------------------------------
 Delta & Pine Land Co.                                    4,500         88,470
-----------------------------------------------------------------------------------
 Diagnostic Products Corp.                                   11,600        469,568
-----------------------------------------------------------------------------------
 Edwards Lifesciences Corp.(1)                               13,400        332,052
-----------------------------------------------------------------------------------
 First Horizon Pharmaceutical Corp.(1)                       11,000        376,640
-----------------------------------------------------------------------------------
 Forest Laboratories, Inc.(1)                                 8,000        628,400
-----------------------------------------------------------------------------------
 Genentech, Inc.(1)                                           3,000        126,900
-----------------------------------------------------------------------------------
 Genzyme Corp. (General Division)(1)                          4,000        224,000
-----------------------------------------------------------------------------------
 HCA, Inc.                                                   22,000      1,010,900
-----------------------------------------------------------------------------------
 Hemosol, Inc.(1)                                             5,300         42,082
-----------------------------------------------------------------------------------
 Humana, Inc.(1)                                              9,000        100,350
-----------------------------------------------------------------------------------
 Idexx Laboratories, Inc.(1)                                  9,600        234,336
-----------------------------------------------------------------------------------
 Impax Laboratories, Inc.(1)                                  4,000         59,120
-----------------------------------------------------------------------------------
 IVAX Corp.(1)                                                6,875        233,750
-----------------------------------------------------------------------------------
 Johnson & Johnson                                       53,000      2,867,300
-----------------------------------------------------------------------------------
 Kos Pharmaceuticals, Inc.(1)                                 5,300        201,400
-----------------------------------------------------------------------------------
 LifePoint Hospitals, Inc.(1)                                 7,700        329,637
-----------------------------------------------------------------------------------
 Lilly (Eli) & Co.                                       17,000      1,347,760
-----------------------------------------------------------------------------------
 Merck & Co., Inc.                                       43,000      2,923,140
-----------------------------------------------------------------------------------
 Monsanto Co.                                                 5,000        176,000
-----------------------------------------------------------------------------------
 Mylan Laboratories, Inc.                                     8,000        270,000
-----------------------------------------------------------------------------------
 Owens & Minor, Inc.                                      5,000         91,500
-----------------------------------------------------------------------------------
 Perrigo Co.(1)                                              18,000        298,260
-----------------------------------------------------------------------------------
 Respironics, Inc.(1)                                         9,700        309,333
-----------------------------------------------------------------------------------
 SangStat Medical Corp.(1)                                   17,000        260,610
-----------------------------------------------------------------------------------
 Schering-Plough Corp.                                       27,000      1,054,350
-----------------------------------------------------------------------------------
 Serologicals Corp.(1)                                       11,000        243,430
-----------------------------------------------------------------------------------
 Sicor, Inc.(1)                                              14,900        371,010
-----------------------------------------------------------------------------------
 Syncor International Corp.(1)                               10,000        292,500
-----------------------------------------------------------------------------------
 Taro Pharmaceutical Industries Ltd.(1)                       5,000        220,000
-----------------------------------------------------------------------------------
 U.S. Physical Therapy, Inc.(1)                              15,000        256,050
-----------------------------------------------------------------------------------
 UnitedHealth Group, Inc.                                     2,500        168,550
-----------------------------------------------------------------------------------
 V.I. Technologies, Inc.(1)                                   4,900         44,051
-----------------------------------------------------------------------------------
 ViroPharma, Inc.(1)                                          2,000         55,040
-----------------------------------------------------------------------------------
 West Pharmaceutical Services, Inc.                           2,300         61,640
-----------------------------------------------------------------------------------
 XOMA Ltd.(1)                                                26,000        313,300
                                                                       ------------
                                                                        19,939,677

                  28 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 HEALTHCARE/SUPPLIES & SERVICES--7.9%
 Accredo Health, Inc.(1)                                     10,000       $303,400
-----------------------------------------------------------------------------------
 AdvancePCS, Inc.(1)                                          2,500        155,250
-----------------------------------------------------------------------------------
 Albany Molecular Research, Inc.(1)                           5,200        161,668
-----------------------------------------------------------------------------------
 Alberto-Culver Co., Cl. A                                    5,000        179,600
-----------------------------------------------------------------------------------
 Allergan, Inc.                                               3,000        225,870
-----------------------------------------------------------------------------------
 AmSurg Corp.(1)                                              1,700         47,583
-----------------------------------------------------------------------------------
 Apria Healthcare Group, Inc.(1)                             10,100        239,875
-----------------------------------------------------------------------------------
 Baxter International, Inc.                                  17,000        846,600
-----------------------------------------------------------------------------------
 Beckman Coulter, Inc.                                        3,000        137,880
-----------------------------------------------------------------------------------
 Beverly Enterprises, Inc.(1)                                31,000        323,950
-----------------------------------------------------------------------------------
 Biosite Diagnostics, Inc.(1)                                 3,000        102,630
-----------------------------------------------------------------------------------
 Brown & Brown, Inc.                                      7,800        377,130
-----------------------------------------------------------------------------------
 Cantel Medical Corp.(1)                                      6,000        151,440
-----------------------------------------------------------------------------------
 Caremark Rx, Inc.(1)                                        18,000        316,440
-----------------------------------------------------------------------------------
 Cobalt Corp.                                                16,000        113,600
-----------------------------------------------------------------------------------
 CONMED Corp.(1)                                             11,000        340,890
-----------------------------------------------------------------------------------
 Cooper Cos., Inc. (The)                                      4,000        193,200
-----------------------------------------------------------------------------------
 CorVel Corp.(1)                                              2,100         78,225
-----------------------------------------------------------------------------------
 Covance, Inc.(1)                                            17,800        426,310
-----------------------------------------------------------------------------------
 Cytyc Corp.(1)                                              10,000        249,400
-----------------------------------------------------------------------------------
 Datascope Corp.                                              8,700        367,749
-----------------------------------------------------------------------------------
 DaVita, Inc.(1)                                             14,300        306,592
-----------------------------------------------------------------------------------
 DIANON Systems, Inc.(1)                                      7,000        354,760
-----------------------------------------------------------------------------------
 Dynacare, Inc.(1)                                            4,100         49,200
-----------------------------------------------------------------------------------
 Dynacq International, Inc.(1)                               13,400        231,418
-----------------------------------------------------------------------------------
 Gentiva Health Services, Inc.(1)                             7,200        136,584
-----------------------------------------------------------------------------------
 Haemonetics Corp.(1)                                         9,400        314,994
-----------------------------------------------------------------------------------
 Health Net, Inc.(1)                                          8,700        159,645
-----------------------------------------------------------------------------------
 ICU Medical, Inc.(1)                                         5,900        236,000
-----------------------------------------------------------------------------------
 Invacare Corp.                                               4,900        175,371
-----------------------------------------------------------------------------------
 Inverness Medical Technology, Inc.(1)                        1,300         48,282
-----------------------------------------------------------------------------------
 Laboratory Corp. of America Holdings, Inc.(1)                2,800        251,888
-----------------------------------------------------------------------------------
 Ladish Co., Inc.(1)                                          4,000         64,000
-----------------------------------------------------------------------------------
 Landauer, Inc.                                               8,500        261,375
-----------------------------------------------------------------------------------
 Lincare Holdings, Inc.(1)                                    5,800        190,530
-----------------------------------------------------------------------------------
 Manor Care, Inc.(1)                                          9,000        289,800
-----------------------------------------------------------------------------------
 MedCath Corp.(1)                                            12,500        267,500
-----------------------------------------------------------------------------------
 Mentor Corp.                                                10,000        295,300
-----------------------------------------------------------------------------------
 Mid Atlantic Medical Services, Inc.(1)                      15,900        333,900
-----------------------------------------------------------------------------------
 Ocular Sciences, Inc.(1)                                    11,300        236,057
-----------------------------------------------------------------------------------

                  29 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
===================================================================================

 HEALTHCARE/SUPPLIES & SERVICES Continued
 Option Care, Inc.(1)                                        13,000    $   221,000
-----------------------------------------------------------------------------------
 Oxford Health Plans, Inc.(1)                                 6,100        176,900
-----------------------------------------------------------------------------------
 Patterson Dental Co.(1)                                      4,000        138,800
-----------------------------------------------------------------------------------
 Pediatrix Medical Group, Inc.(1)                             9,000        295,650
-----------------------------------------------------------------------------------
 Pharmaceutical Product Development, Inc.(1)                  9,100        322,231
-----------------------------------------------------------------------------------
 Province Healthcare Co.(1)                                   3,400        124,100
-----------------------------------------------------------------------------------
 Quest Diagnostics, Inc.(1)                                   2,400        165,840
-----------------------------------------------------------------------------------
 RehabCare Group, Inc.(1)                                     6,000        263,700
-----------------------------------------------------------------------------------
 ResMed, Inc.(1)                                              4,500        237,150
-----------------------------------------------------------------------------------
 Schein (Henry), Inc.(1)                                      6,000        222,000
-----------------------------------------------------------------------------------
 Sierra Health Services, Inc.(1)                             20,000        176,400
-----------------------------------------------------------------------------------
 Sola International, Inc.(1)                                 22,000        301,400
-----------------------------------------------------------------------------------
 SRI/Surgical Express, Inc.(1)                               10,000        322,500
-----------------------------------------------------------------------------------
 St. Jude Medical, Inc.(1)                                    2,500        175,000
-----------------------------------------------------------------------------------
 Steris Corp.(1)                                             12,000        258,120
-----------------------------------------------------------------------------------
 Sunrise Assisted Living, Inc.(1)                             6,500        198,315
-----------------------------------------------------------------------------------
 SurModics, Inc.(1)                                           6,600        320,034
-----------------------------------------------------------------------------------
 Sybron Dental Specialities, Inc.(1)                         16,000        320,000
-----------------------------------------------------------------------------------
 Techne Corp.(1)                                             10,500        307,545
-----------------------------------------------------------------------------------
 Tenet Healthcare Corp.(1)                                   16,000        888,160
-----------------------------------------------------------------------------------
 Theragenics Corp.(1)                                        28,000        299,880
-----------------------------------------------------------------------------------
 Triad Hospitals, Inc.(1)                                     6,800        230,656
-----------------------------------------------------------------------------------
 Trigon Healthcare, Inc.(1)                                   2,000        136,960
-----------------------------------------------------------------------------------
 Unilab Corp.(1)                                              3,800         89,680
-----------------------------------------------------------------------------------
 United Surgical Partners International, Inc.(1)              7,000        148,750
-----------------------------------------------------------------------------------
 Universal Health Services, Inc., Cl. B(1)                    4,000        198,000
-----------------------------------------------------------------------------------
 Urocor, Inc.(1)                                             10,000        167,500
-----------------------------------------------------------------------------------
 Urologix, Inc.(1)                                            8,000        130,960
-----------------------------------------------------------------------------------
 US Oncology, Inc.(1)                                        16,000        129,440
-----------------------------------------------------------------------------------
 Varian Medical Systems, Inc.(1)                              2,000        143,000
-----------------------------------------------------------------------------------
 WellPoint Health Networks, Inc.(1)                           2,500        267,400
                                                                       ------------
                                                                        16,918,957

===================================================================================
 TECHNOLOGY--12.4%
===================================================================================
 COMPUTER HARDWARE--2.2%
 3D Systems Corp.(1)                                         16,700        237,140
-----------------------------------------------------------------------------------
 Daktronics, Inc.(1)                                          8,400         73,332
-----------------------------------------------------------------------------------
 Digital Lightwave, Inc.(1)                                   3,000         61,410
-----------------------------------------------------------------------------------
 Integral Systems, Inc.(1)                                    2,000         44,880
-----------------------------------------------------------------------------------
 International Business Machines Corp.                       26,000      2,735,460
-----------------------------------------------------------------------------------
 Iomega Corp.(1)                                             40,000         63,600

                  30 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                                                       MARKET VALUE
                                                                                       SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

COMPUTER HARDWARE Continued
Lexmark International, Inc., Cl. A(1)                                                   5,000          $    228,600
---------------------------------------------------------------------------------------------------------------------
Mentor Graphics Corp.(1)                                                                8,000               149,200
---------------------------------------------------------------------------------------------------------------------
Mercury Computer Systems, Inc.(1)                                                       6,200               196,230
---------------------------------------------------------------------------------------------------------------------
Microsemi Corp.(1)                                                                      5,700               365,085
---------------------------------------------------------------------------------------------------------------------
MTS Systems Corp.                                                                      16,500               231,000
---------------------------------------------------------------------------------------------------------------------
Pixelworks, Inc.(1)                                                                     7,000               144,900
---------------------------------------------------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(1)                                                 7,000               175,490
                                                                                                       --------------
                                                                                                          4,706,327

---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--1.3%
CACI International, Inc., Cl. A(1)                                                      4,000               140,000
---------------------------------------------------------------------------------------------------------------------
Cognizant Technology Solutions Corp.(1)                                                 4,000               177,000
---------------------------------------------------------------------------------------------------------------------
F.Y.I., Inc.(1)                                                                         6,700               278,720
---------------------------------------------------------------------------------------------------------------------
FactSet Research Systems, Inc.                                                          6,000               198,900
---------------------------------------------------------------------------------------------------------------------
First Data Corp.                                                                        4,500               311,940
---------------------------------------------------------------------------------------------------------------------
Global Payments, Inc.                                                                  11,400               368,220
---------------------------------------------------------------------------------------------------------------------
MedQuist, Inc.(1)                                                                       6,500               205,075
---------------------------------------------------------------------------------------------------------------------
Paychex, Inc.                                                                           5,000               196,500
---------------------------------------------------------------------------------------------------------------------
SkillSoft Corp.(1)                                                                      6,000               207,900
---------------------------------------------------------------------------------------------------------------------
Sungard Data Systems, Inc.(1)                                                          10,000               272,700
---------------------------------------------------------------------------------------------------------------------
Travelocity.com, Inc.(1)                                                                7,000               161,350
---------------------------------------------------------------------------------------------------------------------
Websense, Inc.(1)                                                                      17,100               254,961
                                                                                                       --------------
                                                                                                          2,773,266

---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--6.7%
Adobe Systems, Inc.                                                                     8,000               299,920
---------------------------------------------------------------------------------------------------------------------
Ansoft Corp.(1)                                                                        10,100               184,830
---------------------------------------------------------------------------------------------------------------------
ANSYS, Inc.(1)                                                                         11,800               223,492
---------------------------------------------------------------------------------------------------------------------
Axcelis Technologies, Inc.(1)                                                          15,100               213,967
---------------------------------------------------------------------------------------------------------------------
BARRA, Inc.(1)                                                                          2,500               124,750
---------------------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.(1)                                                        16,000               352,960
---------------------------------------------------------------------------------------------------------------------
Caminus Corp.(1)                                                                        5,000               105,550
---------------------------------------------------------------------------------------------------------------------
Catapult Communications Corp.(1)                                                       14,000               241,360
---------------------------------------------------------------------------------------------------------------------
Century Business Services, Inc.(1)                                                     60,000               220,200
---------------------------------------------------------------------------------------------------------------------
CSG Systems International, Inc.(1)                                                      4,000               188,640
---------------------------------------------------------------------------------------------------------------------
Digital River, Inc.(1)                                                                 19,000                95,190
---------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.(1)                                                                5,000               284,600
---------------------------------------------------------------------------------------------------------------------
EPIQ Systems, Inc.(1)                                                                  12,200               255,834
---------------------------------------------------------------------------------------------------------------------
Fair, Isaac & Co., Inc.                                                             6,000               374,400
---------------------------------------------------------------------------------------------------------------------
HPL Technologies, Inc.(1)                                                              27,900               372,465
---------------------------------------------------------------------------------------------------------------------
Innodata Corp.(1)                                                                      26,100                86,892

                  31 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                       MARKET VALUE
                                                                                       SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE Continued
JDA Software Group, Inc.(1)                                                            10,000          $    209,000
---------------------------------------------------------------------------------------------------------------------
Manhattan Associates, Inc.(1)                                                           5,500               172,315
---------------------------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                                     76,000             5,030,440
---------------------------------------------------------------------------------------------------------------------
MSC.Software Corp.(1)                                                                  14,500               297,395
---------------------------------------------------------------------------------------------------------------------
Numerical Technologies, Inc.(1)                                                         8,000               212,800
---------------------------------------------------------------------------------------------------------------------
Open Text Corp.(1)                                                                      8,200               204,180
---------------------------------------------------------------------------------------------------------------------
Oracle Corp.(1)                                                                        82,000             1,482,560
---------------------------------------------------------------------------------------------------------------------
PEC Solutions, Inc.(1)                                                                 13,000               311,090
---------------------------------------------------------------------------------------------------------------------
PLATO Learning, Inc.(1)                                                                10,000               329,000
---------------------------------------------------------------------------------------------------------------------
ProQuest Co.(1)                                                                         6,000               186,240
---------------------------------------------------------------------------------------------------------------------
Renaissance Learning, Inc.(1)                                                           6,500               338,000
---------------------------------------------------------------------------------------------------------------------
Sabre Holdings Corp.(1)                                                                 6,000               294,960
---------------------------------------------------------------------------------------------------------------------
Schawk, Inc.                                                                            7,000                75,600
---------------------------------------------------------------------------------------------------------------------
Secure Computing Corp.(1)                                                               7,000               110,600
---------------------------------------------------------------------------------------------------------------------
SERENA Software, Inc.(1)                                                                9,000               189,180
---------------------------------------------------------------------------------------------------------------------
Structural Dynamics Research Corp.(1)                                                  13,000               321,880
---------------------------------------------------------------------------------------------------------------------
Sykes Enterprises, Inc.(1)                                                             21,000               146,790
---------------------------------------------------------------------------------------------------------------------
Synopsys, Inc.(1)                                                                       5,000               258,750
---------------------------------------------------------------------------------------------------------------------
TALX Corp.                                                                              9,000               279,900
---------------------------------------------------------------------------------------------------------------------
Ulticom, Inc.(1)                                                                        3,000                50,730
---------------------------------------------------------------------------------------------------------------------
Unigraphics Solutions, Inc.(1)                                                         10,000               315,500
                                                                                                       --------------
                                                                                                         14,441,960

---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.5%
Anixter International, Inc.(1)                                                          4,000               115,400
---------------------------------------------------------------------------------------------------------------------
BISYS Group, Inc. (The)(1)                                                              5,000               267,450
---------------------------------------------------------------------------------------------------------------------
Black Box Corp.(1)                                                                      4,200               230,412
---------------------------------------------------------------------------------------------------------------------
ESCO Technologies, Inc.(1)                                                              8,500               238,850
---------------------------------------------------------------------------------------------------------------------
Performance Technologies, Inc.(1)                                                       9,000               128,700
                                                                                                       --------------
                                                                                                            980,812

---------------------------------------------------------------------------------------------------------------------
ELECTRONICS--1.6%
Bio-Rad Laboratories, Inc., Cl. A(1)                                                    3,000               146,970
---------------------------------------------------------------------------------------------------------------------
Checkpoint Systems, Inc.(1)                                                            18,000               217,800
---------------------------------------------------------------------------------------------------------------------
EDO Corp.                                                                               9,200               167,900
---------------------------------------------------------------------------------------------------------------------
Engineered Support Systems, Inc.                                                        5,200               189,488
---------------------------------------------------------------------------------------------------------------------
FLIR Systems, Inc.(1)                                                                   5,000               150,450
---------------------------------------------------------------------------------------------------------------------
Grainger (W.W.), Inc.                                                                   6,000               252,600
---------------------------------------------------------------------------------------------------------------------
Harris Corp.                                                                            1,900                57,038
---------------------------------------------------------------------------------------------------------------------
InterCept Group, Inc. (The)(1)                                                          6,000               190,500
---------------------------------------------------------------------------------------------------------------------
Itron, Inc.(1)                                                                         13,400               255,002

                  32 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                                                       MARKET VALUE
                                                                                       SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

ELECTRONICS Continued
KLA-Tencor Corp.(1)                                                                     4,000          $    217,560
---------------------------------------------------------------------------------------------------------------------
Lantronix, Inc.(1)                                                                     22,300               189,327
---------------------------------------------------------------------------------------------------------------------
Micro General Corp.                                                                    16,000               291,680
---------------------------------------------------------------------------------------------------------------------
Monolithic System Technology, Inc.(1)                                                  28,100               377,945
---------------------------------------------------------------------------------------------------------------------
NVIDIA Corp.(1)                                                                         2,500               202,250
---------------------------------------------------------------------------------------------------------------------
PDF Solutions, Inc.(1)                                                                  9,500               150,385
---------------------------------------------------------------------------------------------------------------------
Universal Electronics, Inc.(1)                                                         13,800               200,928
---------------------------------------------------------------------------------------------------------------------
Young Innovations, Inc.(1)                                                              8,000               184,000
                                                                                                       --------------
                                                                                                          3,441,823

---------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY--0.1%
Eastman Kodak Co.                                                                       3,000               129,930
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.9%
---------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.3%
AirTran Holdings, Inc.(1)                                                              15,200               130,720
---------------------------------------------------------------------------------------------------------------------
Atlantic Coast Airlines Holdings, Inc.(1)                                              11,000               319,550
---------------------------------------------------------------------------------------------------------------------
Offshore Logistics, Inc.(1)                                                             6,900               133,515
---------------------------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                                  6,000               120,060
                                                                                                       --------------
                                                                                                            703,845

---------------------------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS--1.0%
Arnold Industries, Inc.                                                                 7,500               140,400
---------------------------------------------------------------------------------------------------------------------
Genesee & Wyoming, Inc., Cl. A(1)                                                      10,000               269,500
---------------------------------------------------------------------------------------------------------------------
Heartland Express, Inc.(1)                                                             17,850               497,301
---------------------------------------------------------------------------------------------------------------------
Landstar System, Inc.(1)                                                                1,400               106,400
---------------------------------------------------------------------------------------------------------------------
Quixote Corp.                                                                          11,000               277,310
---------------------------------------------------------------------------------------------------------------------
RailAmerica, Inc.(1)                                                                   25,000               325,500
---------------------------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                                     3,200               171,808
---------------------------------------------------------------------------------------------------------------------
Werner Enterprises, Inc.                                                               14,500               325,525
                                                                                                       --------------
                                                                                                          2,113,744

---------------------------------------------------------------------------------------------------------------------
SHIPPING--0.6%
Expeditors International of Washington, Inc.                                            3,000               170,460
---------------------------------------------------------------------------------------------------------------------
Gulfmark Offshore, Inc.(1)                                                              5,000               139,000
---------------------------------------------------------------------------------------------------------------------
Newport News Shipbuilding, Inc.                                                         3,000               190,350
---------------------------------------------------------------------------------------------------------------------
OMI Corp.(1)                                                                           55,000               263,450
---------------------------------------------------------------------------------------------------------------------
Overseas Shipholding Group, Inc.                                                        3,400                87,040
---------------------------------------------------------------------------------------------------------------------
Stelmar Shipping Ltd.(1)                                                               30,000               468,900
                                                                                                       --------------
                                                                                                          1,319,200

                  33 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                       MARKET VALUE
                                                                                       SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

UTILITIES--5.5%
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.4%
AGL Resources, Inc.                                                                     8,300          $    199,200
---------------------------------------------------------------------------------------------------------------------
Allegheny Energy, Inc.                                                                  4,000               172,480
---------------------------------------------------------------------------------------------------------------------
ALLETE, Inc.                                                                            7,700               182,413
---------------------------------------------------------------------------------------------------------------------
American Electric Power Co., Inc.                                                      20,000               900,000
---------------------------------------------------------------------------------------------------------------------
Black Hills Corp.                                                                       3,000               122,940
---------------------------------------------------------------------------------------------------------------------
CH Energy Group, Inc.                                                                   6,500               273,975
---------------------------------------------------------------------------------------------------------------------
Cinergy Corp.                                                                           5,500               169,950
---------------------------------------------------------------------------------------------------------------------
Cleco Corp.                                                                             8,500               193,375
---------------------------------------------------------------------------------------------------------------------
CMS Energy Corp.                                                                        7,000               186,690
---------------------------------------------------------------------------------------------------------------------
Conectiv, Inc.                                                                          3,500                80,920
---------------------------------------------------------------------------------------------------------------------
Consolidated Edison Co. of New York, Inc.                                               7,000               278,180
---------------------------------------------------------------------------------------------------------------------
Covanta Energy Corp.(1)                                                                20,000               326,800
---------------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                                                1,500                90,735
---------------------------------------------------------------------------------------------------------------------
DPL, Inc.                                                                               6,500               158,340
---------------------------------------------------------------------------------------------------------------------
DTE Energy Co.                                                                          4,800               202,800
---------------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                                      28,000             1,081,080
---------------------------------------------------------------------------------------------------------------------
El Paso Electric Co.(1)                                                                14,800               214,452
---------------------------------------------------------------------------------------------------------------------
Energen Corp.                                                                           9,400               239,700
---------------------------------------------------------------------------------------------------------------------
Entergy Corp.                                                                           5,000               187,500
---------------------------------------------------------------------------------------------------------------------
Exelon Corp.                                                                           15,000               847,500
---------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                                       7,100               215,414
---------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                         2,000               108,000
---------------------------------------------------------------------------------------------------------------------
Hawaiian Electric Industries, Inc.                                                      7,000               274,050
---------------------------------------------------------------------------------------------------------------------
Mirant Corp.(1)                                                                         1,988                61,489
---------------------------------------------------------------------------------------------------------------------
New Jersey Resources Corp.                                                              1,700                73,865
---------------------------------------------------------------------------------------------------------------------
NRG Energy, Inc.(1)                                                                     4,000                80,200
---------------------------------------------------------------------------------------------------------------------
Otter Tail Corp.                                                                        2,200                60,566
---------------------------------------------------------------------------------------------------------------------
Peoples Energy Corp.                                                                    4,900               186,494
---------------------------------------------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                                             4,000               169,120
---------------------------------------------------------------------------------------------------------------------
PPL Corp.                                                                               4,400               197,912
---------------------------------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                                   5,000               234,000
---------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                                                    3,000                94,500
---------------------------------------------------------------------------------------------------------------------
South Jersey Industries, Inc.                                                           2,800                87,640
---------------------------------------------------------------------------------------------------------------------
Southern Co.                                                                            5,000               117,500
---------------------------------------------------------------------------------------------------------------------
Teco Energy, Inc.                                                                       6,300               179,991
---------------------------------------------------------------------------------------------------------------------
TXU Corp.                                                                              17,000               790,500
---------------------------------------------------------------------------------------------------------------------
UniSource Energy Corp.                                                                 11,700               215,280
---------------------------------------------------------------------------------------------------------------------
Xcel Energy, Inc.                                                                       3,000                80,820
                                                                                                       --------------
                                                                                                          9,336,371

                  34 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                                                       MARKET VALUE
                                                                                       SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

GAS UTILITIES--1.1%
Cascade Natural Gas Corp.                                                               2,000          $     40,800
---------------------------------------------------------------------------------------------------------------------
Dynegy, Inc.                                                                            5,000               231,900
---------------------------------------------------------------------------------------------------------------------
El Paso Corp.                                                                           2,460               127,305
---------------------------------------------------------------------------------------------------------------------
Equitable Resources, Inc.                                                               2,000                71,700
---------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                                     3,600               188,640
---------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                   2,000                96,000
---------------------------------------------------------------------------------------------------------------------
NICOR, Inc.                                                                             2,400                89,112
---------------------------------------------------------------------------------------------------------------------
NiSource, Inc.                                                                          6,400               168,704
---------------------------------------------------------------------------------------------------------------------
Piedmont Natural Gas Co., Inc.                                                          5,500               187,000
---------------------------------------------------------------------------------------------------------------------
Questar Corp.                                                                           6,800               160,072
---------------------------------------------------------------------------------------------------------------------
Southwestern Energy Co.(1)                                                             16,000               206,400
---------------------------------------------------------------------------------------------------------------------
UGI Corp.                                                                               9,200               246,468
---------------------------------------------------------------------------------------------------------------------
Western Gas Resources, Inc.                                                            15,000               445,800
---------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                                               4,500               150,750
                                                                                                       --------------
                                                                                                          2,410,651
                                                                                                       --------------
Total Common Stocks (Cost $195,013,683)                                                                 205,557,661

                                                                                    PRINCIPAL
                                                                                       AMOUNT
=====================================================================================================================

REPURCHASE AGREEMENTS--3.8%

Repurchase agreement with Banc One Capital Markets, Inc.,
3.83%, dated 7/31/01, to be repurchased at $8,048,856 on 8/1/01, collateralized by U.S. Treasury Bonds, 5.25%-7.50%, 5/15/16-5/15/30,
with a value of $4,156,320 and U.S. Treasury Nts., 4.75%-7.875%,
1/31/02-11/15/08, with a value of $4,060,265 (Cost $8,048,000)                   $  8,048,000             8,048,000
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $203,061,683)                                          99.7%          213,605,661
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                           0.3               622,087
                                                                                 ------------------------------------
NET ASSETS                                                                              100.0%         $214,227,748
                                                                                 ====================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  35 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2001

====================================================================================================
ASSETS

Investments, at value (cost $203,061,683)--see accompanying statement                 $ 213,605,661
----------------------------------------------------------------------------------------------------
Cash                                                                                        136,131
----------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                          8,130,107
Shares of beneficial interest sold                                                        7,162,841
Interest and dividends                                                                       86,227
Other                                                                                        87,624
                                                                                      --------------
Total assets                                                                            229,208,591

====================================================================================================
LIABILITIES

Payables and other liabilities:
Investments purchased                                                                    14,788,520
Shares of beneficial interest redeemed                                                       78,771
Shareholder reports                                                                          25,984
Distribution and service plan fees                                                           16,956
Transfer and shareholder servicing agent fees                                                 3,839
Other                                                                                        66,773
                                                                                      --------------
Total liabilities                                                                        14,980,843

====================================================================================================
NET ASSETS                                                                            $ 214,227,748
                                                                                      ==============

====================================================================================================
COMPOSITION OF NET ASSETS

Paid-in capital                                                                       $ 206,046,208
----------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                             2
----------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                            (2,362,440)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities denominated in foreign currencies                              10,543,978
                                                                                      --------------
NET ASSETS                                                                            $ 214,227,748
                                                                                      ==============

                  36 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

======================================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$119,193,646 and 11,387,517 shares of beneficial interest outstanding)                        $10.47
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                               $11.11
------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,411,822
and 4,941,364 shares of beneficial interest outstanding)                                      $10.40
------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,613,262
and 4,192,626 shares of beneficial interest outstanding)                                      $10.40
------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,970 and
763 shares of beneficial interest outstanding)                                                $10.45
------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $1,048 and 100 shares of beneficial interest outstanding)                           $10.48

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  37 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the Period from September 25, 2000 (inception of offering) to July 31, 2001
====================================================================================================

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,888)                                $    613,805
----------------------------------------------------------------------------------------------------
Interest                                                                                   216,937
                                                                                      --------------
Total income                                                                               830,742

====================================================================================================
EXPENSES

Management fees                                                                            519,274
----------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                     71,112
Class B                                                                                    146,043
Class C                                                                                    138,559
Class N                                                                                          6
----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                     60,047
Class B                                                                                     21,897
Class C                                                                                     20,653
Class N                                                                                          1
----------------------------------------------------------------------------------------------------
Registration and filing fees                                                                99,756
----------------------------------------------------------------------------------------------------
Shareholder reports                                                                         46,189
----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  4,290
----------------------------------------------------------------------------------------------------
Trustees' compensation                                                                       2,737
----------------------------------------------------------------------------------------------------
Other                                                                                       32,185
                                                                                      --------------
Total expenses                                                                           1,162,749
Less reduction to custodian expenses                                                        (4,290)
                                                                                      --------------
Net expenses                                                                             1,158,459

====================================================================================================
NET INVESTMENT LOSS                                                                       (327,717)

====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                                             (2,357,175)
Foreign currency transactions                                                               (4,870)
                                                                                      --------------
Net realized gain (loss)                                                                (2,362,045)

----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                             10,540,265
Translation of assets and liabilities denominated in foreign currencies                      3,713
                                                                                      --------------
Net change                                                                              10,543,978
                                                                                      --------------
Net realized and unrealized gain (loss)                                                  8,181,933

====================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $  7,854,216
                                                                                      ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  38 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       PERIOD ENDED
                                                                                    JULY 31, 2001(1)
=====================================================================================================

OPERATIONS
Net investment income (loss)                                                          $    (327,717)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                 (2,362,045)
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                     10,543,978
                                                                                      ---------------
Net increase (decrease) in net assets resulting from operations                           7,854,216

=====================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                                     (14,282)
Class B                                                                                          --
Class C                                                                                          --
Class N                                                                                          --
Class Y                                                                                          (1)

=====================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                                 114,896,558
Class B                                                                                  49,543,104
Class C                                                                                  41,837,323
Class N                                                                                       7,830
Class Y                                                                                          --

=====================================================================================================
NET ASSETS

Total increase                                                                          214,124,748
-----------------------------------------------------------------------------------------------------
Beginning of period                                                                         103,000(2)
                                                                                      ---------------

End of period [including undistributed (overdistributed) net investment
income of $2 for the period ended July 31, 2001]                                      $ 214,227,748
                                                                                      ===============

1. For the period from September 25, 2000 (inception of offering) to July 31,
   2001.
2. Reflects the value of the Manager's initial seed money investment at
   September 8, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  39 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

                                                       CLASS A         CLASS B         CLASS C        CLASS N          CLASS Y
                                                        PERIOD          PERIOD          PERIOD         PERIOD           PERIOD
                                                         ENDED           ENDED           ENDED          ENDED            ENDED
                                                      JULY 31,        JULY 31,        JULY 31,       JULY 31,         JULY 31,
                                                       2001(1)         2001(1)         2001(1)        2001(2)          2001(1)
================================================================================================================================

PER SHARE OPERATING DATA

Net asset value, beginning of period                 $  10.00        $  10.00        $  10.00        $   9.84        $  10.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                               --(3)         (.03)           (.03)           (.01)            .02
Net realized and unrealized gain (loss)                   .48             .43             .43             .62             .47
                                                     ---------------------------------------------------------------------------
Total income (loss)
from investment operations                                .48             .40             .40             .61             .49
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.01)             --              --              --            (.01)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  10.47        $  10.40        $  10.40        $  10.45        $  10.48
                                                     ===========================================================================

================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                      4.76%           4.00%           4.00%           6.20%           4.94%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)             $119,194        $ 51,412        $ 43,613        $      8        $      1
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 48,406        $ 17,362        $ 16,456        $      3        $      1
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income (loss)                            (0.11)%         (0.99)%         (0.98)%         (0.64)%          0.35%
Expenses                                                 1.33%           2.15%           2.15%           1.57%           1.01%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    92%             92%             92%             92%             92%

1. For the period from September 25, 2000 (inception of offering) to July 31,
   2001.
2. For the period from March 1, 2001 (inception of offering) to July 31, 2001.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  40 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Main Street Opportunity Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the
Manager).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                   41 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of July 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

EXPIRING
-----------------------------

 2009                 $66,509

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                   42 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended July 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $341,607, a decrease in overdistributed net investment income of $342,002, and an increase in accumulated net realized loss on investments of $395. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                   43 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
2. SHARES OF BENEFICIAL INTEREST
     The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                                 PERIOD ENDED JULY 31, 2001(1)
                                                                                    SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------

CLASS A
Sold                                                                            12,925,146        $129,750,705
Dividends and/or distributions reinvested                                              885               8,116
Redeemed                                                                        (1,548,514)        (14,862,263)
                                                                               ----------------------------------
Net increase (decrease)                                                         11,377,517        $114,896,558
                                                                               ==================================

-----------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                                                             5,299,605        $ 53,126,833
Dividends and/or distributions reinvested                                               --                  --
Redeemed                                                                          (358,341)         (3,583,729)
                                                                               ----------------------------------
Net increase (decrease)                                                          4,941,264        $ 49,543,104
                                                                               ==================================

-----------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                                                             4,345,095        $ 43,334,913
Dividends and/or distributions reinvested                                               --                  --
Redeemed                                                                          (152,569)         (1,497,590)
                                                                               ----------------------------------
Net increase (decrease)                                                          4,192,526        $ 41,837,323
                                                                               ==================================

-----------------------------------------------------------------------------------------------------------------
CLASS N
Sold                                                                                   763        $      7,830
Dividends and/or distributions reinvested                                               --                  --
Redeemed                                                                                --                  --
                                                                               ----------------------------------
Net increase (decrease)                                                                763        $      7,830
                                                                               ==================================

-----------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                                                                                    --        $         --
Dividends and/or distributions reinvested                                               --                  --
Redeemed                                                                                --                  --
                                                                               ----------------------------------
Net increase (decrease)                                                                 --        $         --
                                                                               ==================================

1. For the period from September 25, 2000 (inception of offering) to July 31,
2001, for Class A, B, C and Y shares and for the period from March 1, 2001
(inception of offering) to July 31, 2001, for Class N shares.

                   44 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended July 31, 2001, were
$274,394,798 and $76,159,125, respectively.
     As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $203,072,476 was:

 Gross unrealized appreciation                     $18,121,543
 Gross unrealized depreciation                      (7,588,358)
                                                   -----------
 Net unrealized appreciation (depreciation)        $10,533,185
                                                   ===========

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The
Fund's management fee for the period ended July 31, 2001, was an annualized rate of 0.75%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed-upon per account fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       AGGREGATE         CLASS A       COMMISSIONS       COMMISSIONS      COMMISSIONS      COMMISSIONS
                       FRONT-END       FRONT-END        ON CLASS A        ON CLASS B       ON CLASS C       ON CLASS N
                   SALES CHARGES   SALES CHARGES            SHARES            SHARES           SHARES           SHARES
                      ON CLASS A     RETAINED BY       ADVANCED BY       ADVANCED BY      ADVANCED BY      ADVANCED BY
 PERIOD ENDED             SHARES     DISTRIBUTOR    DISTRIBUTOR(1)    DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------------

 July 31, 2001          $688,163        $195,462           $29,048        $1,009,382         $173,972              $68

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               CLASS A                  CLASS B                 CLASS C                 CLASS N
                   CONTINGENT DEFERRED      CONTINGENT DEFERRED     CONTINGENT DEFERRED     CONTINGENT DEFERRED
                         SALES CHARGES            SALES CHARGES           SALES CHARGES           SALES CHARGES
                           RETAINED BY              RETAINED BY             RETAINED BY            RETAINED BY
 PERIOD ENDED              DISTRIBUTOR              DISTRIBUTOR             DISTRIBUTOR             DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------

 July 31, 2001                    $319                  $18,474                  $2,738                     $--

                   45 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended July 31, 2001, payments under the Class A plan totaled $71,112, all of which were paid by the
Distributor to recipients, and included $2,872 paid to an affiliate of the
Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class
C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                   46 OPPENHEIMER MAIN STREET OPPORTUNITY FUND

     Distribution fees paid to the Distributor for the period ended July 31,
2001, were as follows:

                                                                                                  DISTRIBUTOR'S
                                                                              DISTRIBUTOR'S           AGGREGATE
                                                                                  AGGREGATE        UNREIMBURSED
                                                                               UNREIMBURSED       EXPENSES AS %
                                     TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                         UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
------------------------------------------------------------------------------------------------------------------

 Class B Plan                              $146,043            $125,604            $466,916                0.91%
 Class C Plan                               138,559              68,160             112,540                0.26
 Class N Plan                                     6                   4                  --                  --

================================================================================
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

                                                    Appendix A

                                             Industry Classifications

Aerospace/Defense                                           Food and Drug Retailers
Air Transportation                                          Gas Utilities
Asset-Backed                                                Health Care/Drugs
Auto Parts and Equipment                                    Health Care/Supplies & Services
Automotive                                                  Homebuilders/Real Estate
Bank Holding Companies                                      Hotel/Gaming
Banks                                                       Industrial Services
Beverages                                                   Information Technology
Broadcasting                                                Insurance
Broker-Dealers                                              Leasing & Factoring
Building Materials                                          Leisure
Cable Television                                            Manufacturing
Chemicals                                                   Metals/Mining
Commercial Finance                                          Nondurable Household Goods
Communication Equipment                                     Office Equipment
Computer Hardware                                           Oil - Domestic
Computer Software                                           Oil - International
Conglomerates                                               Paper
Consumer Finance                                            Photography
Consumer Services                                           Publishing
Containers                                                  Railroads & Truckers
Convenience Stores                                          Restaurants
Department Stores                                           Savings & Loans
Diversified Financial                                       Shipping
Diversified Media                                           Special Purpose Financial
Drug Wholesalers                                            Specialty Printing
Durable Household Goods                                     Specialty Retailing
Education                                                   Steel
Electric Utilities                                          Telecommunications - Long Distance
Electrical Equipment                                        Telephone - Utility
Electronics                                                 Textile, Apparel & Home Furnishings
Energy Services                                             Tobacco
Entertainment/Film                                          Trucks and Parts
Environmental                                               Wireless Services
Food

                                                    Appendix B

                          OppenheimerFunds Special Sales Charge Arrangements and Waivers
                          --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2
That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs,
                  SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

                    Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject
to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
              (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2)
              had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch")
                  on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
                  Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between
                  Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable
                  Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with
                  Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill
                  Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases  by a Retirement  Plan whose record  keeper had a  cost-allocation  agreement  with the Transfer
              Agent on or before March 1, 2001.
II.

                               Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the
              Fund, the Manager and its affiliates, and retirement plans established by them for their employees.
              The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the
              Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the
              Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
              Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

         Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal
              Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through
              DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of
              Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid
              Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts
              (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
              4)  Hardship withdrawals, as defined in the plan.6
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
                  Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.7
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                     Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
              applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an
                  IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement
                  Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a
                  Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.

  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former
                                                   Quest for Value Funds
-------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized)
into various Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."
The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals
who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of
                  Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the
Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for
Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                    Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds
(referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account                          Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account           CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                          CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                          CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18,
                  1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March
18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the
                  Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
                  Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the
                  prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or
Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under
         Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's
         Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                 Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
-------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income
Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.           Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
-------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11,
1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the
              Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the
              Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Main Street(R)Opportunity Fund

Internet Web Site:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Adviser
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor
         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian Bank
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         Deloitte & Touche LLP
         555 Seventeenth Street, Suite 3600
         Denver, Colorado 80202-3942

Legal Counsel
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

PX0731.1101
OppenheimerFunds -------- 1 The interfund lending program is subject to approval by the Securities and Exchange Commission. The Fund will not engage in interfund lending until such approval has been granted. 2Messrs. Bowen, Cameron, Marshall and Murphy are not Directors of Panorama Series Fund, Inc. Messrs, Armstrong, Bowen, Cameron, FosselFossel, Marshall and Murphy are not Managing General Partners of Centennial America CameronFund L.P. Mr. Murphy is not a Trusteeor of any of the Centennial trusts. 3. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. 1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares. 3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan. 4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor. 5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 6 This provision does not apply to IRAs. 7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan. 9 This provision does not apply to IRAs. 10 This provision does not apply to loans from 403(b)(7) custodial plans. 11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.